SCHEDULE 14C
                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Check the appropriate box:

[X]     Preliminary information statement     [ ]  Confidential, for use of the
                                                   Commission only (as permitted
[ ]     Definitive information statement           by Rule 14c-5(d)(2))

                          ALTRIMEGA HEALTH CORPORATION
       ----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per  Exchange  Act Rules  14c-5(g) and 0-11.

(1)     Title of each class of securities to which transaction applies:

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(2)     Aggregate number of securities to which transaction applies:

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(3)     Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)     Proposed maximum aggregate value of transaction:

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(5)     Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

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        (2) Form, Schedule or Registration Statement No.:

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        (3) Filing Party:

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        (4) Date Filed:

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

                        PRELIMINARY INFORMATION STATEMENT
                             DATED: JANUARY 11, 2005

                          ALTRIMEGA HEALTH CORPORATION
                               4702 OLEANDER DRIVE
                                    SUITE 200
                       MYRTLE BEACH, SOUTH CAROLINA 29577
                                 (843) 497-7028

                              INFORMATION STATEMENT

         This information statement (the "Information Statement") is furnished to the shareholders of Altrimega Health Corporation, a Nevada corporation (the "Company"), with respect to certain corporate actions of the Company. This Information Statement is first being provided to shareholders on or about January 28, 2005.

         The corporate actions involve the following three (3) proposals (individually, a "Proposal" and, collectively, the "Proposals"):

         1. Amendment of the Company's Articles of Incorporation to change the name of the Company to Top Gun Sports & Entertainment, Inc.;

         2. Authorize a 1-for-1000 reverse stock split for the Company's outstanding common stock, par value $0.001 per share;

         3. Election of three (3) directors of the Company; and

         ONLY THE COMPANY'S SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JANUARY 12, 2005 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE ON THE PROPOSALS. MEMBERS OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS WHO COLLECTIVELY HOLD IN EXCESS OF 50% OF THE COMPANY'S SHARES OF COMMON STOCK ENTITLED TO VOTE ON THE PROPOSALS HAVE INDICATED THEIR INTENTION TO VOTE IN FAVOR OF THE PROPOSALS. AS A RESULT, THE PROPOSALS SHOULD BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY.

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                       BY ORDER OF THE BOARD OF DIRECTORS

                            JOHN W. GANDY, PRESIDENT

Myrtle Beach, South Carolina
January 11, 2005

                                TABLE OF CONTENTS

                                                                        PAGE NO.

ABOUT THE INFORMATION STATEMENT...............................................1
    What Is The Purpose Of The Information Statement?.........................1
    Who Is Entitled To Notice?................................................1
    What Corporate Matters Will The Principal Shareholders Vote For And
       How Will They Vote?....................................................1
    What Are The Board Of Directors' Recommendations?.........................2
    What Vote Is Required To Approve Each Proposal?...........................2
    What Is The Purpose Of The Proposals?.....................................2
    Why has the Company Abandoned its Decision to Increase The Authorized
       Shares of Common Stock for the Conversion of The Outstanding Shares
       of Series A Preferred Stock?...........................................2
    Shareholders Who Intend To Vote In Favor Of The Proposals.................3

STOCK OWNERSHIP...............................................................4

FINANCIALS STATEMENTS OF ALTRIMEGA HEALTH CORPORATION.........................5

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS...................28
    Disagreements With Accountants...........................................35

BUSINESS COMBINATION.........................................................36

FINANCIALS STATEMENTS OF TOP GUN SPORTS & ENTERTAINMENT, INC.................37

Independent Auditor's Report.................................................38

PRO FORMA FINANCIAL INFORMATION..............................................47

PROPOSAL 1 -  AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE
    COMPANY'S NAME TO TOP GUN SPORTS & ENTERTAINMENT, INC....................54
    Recommendation Of The Board Of Directors.................................54

PROPOSAL 2 -  AMENDMENT TO THE ARTICLES OF INCORPORATION  TO APPROVE A
    1-FOR-1000 REVERSE STOCK SPLIT...........................................55
    Purpose Of Common Stock..................................................55
    Recommendation Of The Board Of Directors.................................56

PROPOSAL 3 - ELECTION OF DIRECTORS...........................................57
    Directors Standing for Election..........................................57
    Recommendation of the Board of Directors.................................57
    Current Directors and Officers...........................................57
    Executive Compensation...................................................58
    Certain Relationships And Related Transactions...........................59

DESCRIPTION OF SECURITIES....................................................60

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON.....62

PROPOSALS BY SECURITY HOLDERS................................................62

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.................62

                          ALTRIMEGA HEALTH CORPORATION
                               4702 OLEANDER DRIVE
                                    SUITE 200
                       MYRTLE BEACH, SOUTH CAROLINA 29577

                              ---------------------

                              INFORMATION STATEMENT
                                 JANUARY 11, 2005

                            -------------------------

         This information statement ("Information Statement") contains information related to certain corporate actions of Altrimega Health Corporation, a Nevada Corporation (the "Company"), and is expected to be mailed to shareholders on or about January 28, 2005.

                         ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

         This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on January 12, 2005 (the "Record Date") of corporate action expected to be taken pursuant to the written consents of principal shareholders. Shareholders holding a majority of the Company's outstanding common stock are expected to act upon certain corporate matters outlined in this information statement, which action is expected to take place on February 22, 2005, consisting of the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to Top Gun Sports & Entertainment, Inc., to authorize a 1-for-1000 reverse split of the Company's outstanding common stock, and to elect (3) directors of the Company. These actions relate to the acquisition through a share exchange agreement of Top Gun Sports of Entertainment, Inc. ("Top Gun Sports").

WHO IS ENTITLED TO NOTICE?

         Each holder of an outstanding share of common stock as of record on the close of business on the Record Date will be entitled to notice of each matter to be voted upon pursuant to written consents. Shareholders as of the close of business on the Record Date that hold in excess of fifty percent (50%) of the Company's 49,139,950 issued and outstanding shares of common stock have indicated that they will vote in favor of the Proposals. Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the Proposals is required.

WHAT CORPORATE MATTERS WILL THE PRINCIPAL SHAREHOLDERS VOTE FOR AND HOW WILL THEY VOTE?

         Shareholders holding a majority of the outstanding common stock required to vote on each matter have indicated that they will vote for the following Proposals:

      o FOR the APPROVAL of an amendment to the Company's Articles of Incorporation to change the name of the Company to Top Gun Sports & ENTERTAINMENT, Inc. (see page 54).

      o FOR the APPROVAL to authorize a 1-for-1000 reverse split of the Company's outstanding common stock. (see page 55).

      o     FOR the  election of three (3)  directors  of the Company  (see page
            57).

WHAT ARE THE BOARD OF DIRECTORS' RECOMMENDATIONS?

         The Board of Directors' recommendations are set forth together with the description of each item in this Information Statement. In summary, the Board recommends a vote:

      o FOR the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company from Altrimega Health Corporation to Top Gun Sports & Entertainment, Inc. (see page
            54).

      o FOR the approval of 1-for-1000 reverse split of the Company's outstanding common stock. (see page 56).

      o     FOR the  election of three (3)  directors  of the Company  (see page
            57).

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         As of the Record Date, the Company had 49,139,950 shares of issued and outstanding shares of common stock.

         CORPORATE NAME CHANGE. For the Proposal to change the name of the Company to Top Gun Sports & Entertainment, Inc., a vote of a majority of the common stock is required for approval of the Proposal. As a result, the vote of at least 24,569,976 outstanding shares of common stock are required to approve the Proposal.

         REVERSE SPLIT. For the Proposal to authorize a 1-for-1000 reverse split of the outstanding shares of common stock, a vote of a majority of the common stock is required for approval of the Proposal. As a result, the vote of at least 24,569,976 outstanding shares of common stock are required to approve the Proposal.

         ELECTION OF DIRECTORS. For the Proposal to elect the (3) directors, a plurality of the shares of common stock is required for the approval of the Proposal. Because a majority of the outstanding shares of common stock have indicated that they will vote in favor of this proposed slate of directors, this Proposal should be approved.

         The shareholders that have indicated an intention to vote in favor of the Proposals and the number of shares of common stock within their voting control as of the new Record Date (January 12, 2005) are described below. These shareholders have 50.0517% of the shares of common stock. Accordingly, these shareholders have sufficient shares to approve all of the Proposals.


WHAT IS THE PURPOSE OF THE PROPOSALS?

         The purpose of the Proposals is to consummate the change the name of the Company and effect a reverse stock split as a condition of its pending share exchange with Top Gun Sports & Entertainment, Inc. of Nevada.


WHY HAS THE COMPANY ABANDONED ITS DECISION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FOR THE CONVERSION OF THE OUTSTANDING SHARES OF SERIES A PREFERRED STOCK?

         During the end of December 2004 and the beginning of January 2005, each holder of Series A Preferred Stock ("the Preferred Stock") agreed to the cancellation of their shares of Preferred Stock. As a result, the Company no longer needs to increase its authorized shares, or issue shares of common stock, relating to the Preferred Stock.

SHAREHOLDERS WHO INTEND TO VOTE IN FAVOR OF THE PROPOSALS

         The table below indicates the holders of shares of the Company's common stock that have indicated their intention to vote in favor of the Proposals.

                                                                   PERCENTAGE
                                                 COMMON SHARES    OWNERSHIP OF
SHAREHOLDER                                          OWNED       COMMON STOCK(6)
----------------------------                     -------------   ---------------
CAPITAL PROPS. CONS., LLC(1)                       1,668,250         3.3949%
EARL INGARFIELD                                    2,611,430         5.3143%
CHICORA BEACH HOLIDAY(2)                             559,300         1.1382%
JOHN F. SMITH, III                                   348,400         0.7090%
JOHN W. GANDY                                      1,254,750         2.5534%
GANDY ASSOCIATES, LLC(2)                           1,250,000         2.5438%
GANDY FAMILY INVS., LLC(2)                         2,500,000         5.0875%
KIM GOODSON                                        2,000,000         4.0700%
GREAT WEST, LLC(3)                                 4,879,750         9.9303%
ROBERT LEE MATZIG                                  1,100,000         2.2385%
WOFFORD CAPITAL(2)                                   202,500         0.4121%
HENDRIX & GANDY, LLC(4)                               21,000         0.0427%
RIO INVS. GROUP, LLC(5)                            6,200,000        12.6170%
                                                 -----------       ---------
                                                  24,595,380        50.0517%
                                                 ===========       =========

(1) To the Company's knowledge, Capital Properties Consultants, LLC is controlled by Ron Hendrix, a director of the Company.

(2) Represents shares of the Company's common stock over which John W. Gandy, the Company's President and director, has voting control.

(3)   To the Company's  knowledge,  Great West, LLC is controlled by Marcella M.
      Mica.

(4)   Hendrix  &  Gandy,  LLC is  controlled  50% by John  Gandy  and 50% by Ron
      Hendrix.

(5) To the Company's knowledge, Rio Investments Group, LLC is controlled by Walter Lynch.

(6) Applicable percentage of ownership is based on 49,139,950 shares of common stock outstanding as of January 12, 2005.

                                 STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of January 12, 2005, the name, address and the number of shares of our common stock held of record or beneficially by each person who was known by us to own beneficially, more than 5% of our 49,139,950 issued and outstanding shares of common stock. In addition, the table sets forth the name and shareholdings of each director and of all officers and directors as a group.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS (COMMON)

                                              AMOUNT AND NATURE
                  NAME AND ADDRESS              OF BENEFICIAL      PERCENTAGE OF
TITLE OF CLASS    BENEFICIAL OWNER              OWNERSHIP(1)           CLASS(2)
--------------    -------------------------   -----------------    -------------

Common            Rio Investment Group, LLC       6,200,000            13.43%
                  25 Greystone Manor
                  Lewes, Delaware  19958

Common            Great West, LLC                 4,879,750            10.57%
                  2033 Main Street
                  Sarasota, FL  34231


SECURITY OWNERSHIP OF MANAGEMENT OF ALTRIMEGA (COMMON)

                                                                      AMOUNT AND
                                                                      NATURE OF
                 NAME AND POSITION                                    BENEFICIAL    PERCENTAGE OF
TITLE OF CLASS   OF OFFICER AND/OR DIRECTOR                          OWNERSHIP(1)     CLASS(2)
--------------   -------------------------------------------------   ------------   -------------
COMMON
------
Common           John W. Gandy, President, C.E.O. and Director         2,554,750        5.19%
Common           Chicora Beach Holiday**                                  14,825        0.02%
Common           Wofford Capital***                                       33,737        0.05%
Common           Gandy Associates^                                       625,000        1.28%
Common           Gandy Family Investments^^                              750,000        1.54%
Common           Ron Hendrix, C.F.O., Secretary                        1,668,250        3.41%
Common           Hendrix & Gandy*                                         21,000        0.03%
Common           John Smith III, Director                                348,400        0.72%
Common           All Officers and Directors as a Group (3 Persons)     4,840,962        9.85%
Common           Total Beneficial Ownership                            6,015,962       12.24%

(1) Applicable percentage of ownership is based on 49,139,950 shares of common stock outstanding as of January 12, 2005 for each stockholder. Beneficial ownership is determined in accordance within the rules of the Commission and generally includes voting of investment power with respect to securities.

(2) The percentage calculation has been rounded to the nearest one-hundredth of a percent.

(3) Ownership percentage based on officers and directors' percentage ownership of entity, as set forth below. * Hendrix & Gandy is owned 50% by John W. Gandy and 50% by Ron Hendrix.

**    Chicora Beach Holiday is owned 25% by John W. Gandy.

***   Wofford Capital is owned 16.66% by John W. Gandy.

^     Gandy Associates is owned 50% by John W. Gandy.

^^    Gandy Family Investments is owned 30% by John W. Gandy.

Corporate action will only take place 20 days after a definitive information statement is mailed to all shareholders of record. This mailing is expected to occur on or about January 28, 2005.

                              FINANCIAL STATEMENTS
                         OF ALTRIMEGA HEALTH CORPORATION

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)


                                     ASSETS
                                                                    Sep 30, 2004
                                                                    -----------
Current assets
  Cash                                                              $    45,179
  Properties held for development or sale                             1,500,577
  Prepaid expenses                                                        5,600
                                                                    -----------
     Total current assets                                             1,551,356
Other assets
  Accounts receivable - related party                                    59,560
  Deposits                                                               35,000
                                                                    -----------
     Total other assets                                                  94,560
                                                                    -----------
Total assets                                                        $ 1,645,946
                                                                    ===========
                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
  Notes payable                                                     $ 1,539,788
  Accounts payable - related parties                                    263,688
  Accounts payable                                                      227,975
                                                                    -----------
     Total current liabilities                                        1,933,773
                                                                    -----------
Total liabilities                                                     2,031,451
Commitments and contingencies                                                --
Minority interest                                                        (1,191)
Stockholders' deficit
  Preferred stock; $0.001 par value; 10,000,000 shares
     authorized, 1,000,000 shares issued and outstanding                  1,000
  Common stock; $0.001 par value; 50,000,000 shares
     authorized, 49,139,950 shares issued and outstanding                49,140
  Additional paid-in capital                                            381,560
  Accumulated deficit during the development stage                     (816,044)
                                                                    -----------
     Total stockholders' deficit                                       (384,344)
                                                                    -----------
Total liabilities and stockholders' deficit                         $ 1,645,916
                                                                    ===========


                 See Accompanying Notes to Financial Statements

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                             For the     For the three    For the nine       For the
                                          three months       months          months        nine months
                                              ended          ended            ended           ended
                                          Sep 30, 2004    Sep 30, 2003    Sep 30, 2004    Sep 30, 2003
                                          ------------    ------------    ------------    ------------
Revenue                                   $  1,065,348    $    271,679    $  1,065,348    $    634,868

Cost of revenue                                952,683         260,775         952,683         583,023
                                          ------------    ------------    ------------    ------------

Gross profit                                   112,665          10,904         111,036          51,845

Operating expenses
 Consulting and professional fees                   --              --              --          69,500
 General and administrative                     31,291           9,820          86,414          38,954
                                          ------------    ------------    ------------    ------------
   Total operating expenses                     31,291           9,820          86,414         108,454
                                          ------------    ------------    ------------    ------------

Loss from operations                            81,374           1,084          24,622         (56,609)

Other income (expense)
  Interest expense                             (12,896)        (14,444)        (32,803)        (31,312)
  Other income                                  (2,549)             --             229              --
                                          ------------    ------------    ------------    ------------
   Total other income (expense)                (15,445)        (14,444)        (32,574)        (31,312)
                                          ------------    ------------    ------------    ------------

Loss before minority interest                   65,929         (13,360)         (7,952)        (87,921)

Minority interest                              (16,965)          2,239          (9,007)         (1,405)
                                          ------------    ------------    ------------    ------------
Loss before provision for income taxes          48,964         (71,016)        (16,959)        (89,326)

Provision for income taxes                          --              --              --              --
                                          ------------    ------------    ------------    ------------
Net loss                                  $     48,964    $    (11,121)   $    (16,959)   $    (89,326)
                                          ============    ============    ============    ============

Basic and diluted loss per common share   $      (0.00)   $      (0.00)   $      (0.00)   $      (0.00)
                                          ============    ============    ============    ============
Basic and diluted weighted average
  common shares outstanding                 49,139,950      49,139,950      49,139,950      49,052,038
                                          ============    ============    ============    ============


                 See Accompanying Notes to Financial Statements

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (UNAUDITED)

                                                      For the nine      For the nine
                                                         months            months
                                                         ended              ended
                                                      Sep 30, 2004      Sep 30, 2003
                                                      ------------      ------------
  Net loss                                            $    (16,959)     $    (89,326)
  Adjustments to reconcile net loss to
   net cash used by operating activities:
     Minority interest                                       9,007             1,405
  Changes in operating assets and liabilities
  Properties held for development or sale                 (841,062)          439,135
     Prepaid commissions                                        --            (4,441)
     Accounts receivable - related party                     3,000           (57,264)
     Bank overdraft                                           (539)               --
     Accounts payable- related parties                       2,777            10,740
     Accounts payable                                      191,889            52,788
                                                      ------------      ------------
       Net cash used by operating activities              (651,877)          353,037
                                                      ------------      ------------

Cash flows from financing activities
  Proceeds from notes payable, net of payments             694,788          (398,143)
                                                      ------------      ------------
       Net cash provided by financing activities           694,788          (398,143
                                                      ------------      ------------

Net change in cash                                          42,901           (45,106)

Beginning cash balance                                       1,739            47,053
                                                      ------------      ------------

Ending cash balance                                   $     44,640      $      1,947
                                                      ============      ============

Supplemental disclosure of cash flow information:
  Cash paid for income taxes                          $         --      $         --
                                                      ============      ============

  Cash paid for interest                              $     32,803      $     31,312
                                                      ============      ============


                 See Accompanying Notes to Financial Statements

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

1.       BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with Securities and Exchange Commission requirements for interim financial statements. Therefore, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. The financial statements should be read in conjunction with the Form 10-KSB for the year ended December 31, 2003 of Altrimega Health Corporation and Subsidiary (the "Company").

The interim financial statements present the condensed balance sheet, statements of operations, and cash flows of Altrimega Health Corporation and Subsidiary. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

The interim financial information is unaudited. In the opinion of management, all adjustments necessary to present fairly financial position of the company as of September 30, 2004 and the results of operations and cash flows presented herein have been included in the financial statements. Interim results are not necessarily indicative of results of operations for the full year.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The accounting for the AHC Transaction is identical to that resulting from a reverse acquisition, except goodwill or other intangible assets will not be recorded.

During November 2002, the Company acquired 80% of Sea Garden Funding, LLC by the assumption of certain liabilities. Sea Garden Funding, LLC was organized in the state of South Carolina on November 13, 2002 for the purpose of the development and sale of residential real estate. (See Note 2)

Going concern - The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company incurred a net loss of approximately $133,000 for the year ended December 31, 2003, with an accumulated loss from inception of approximately $799,000. The Company's current liabilities exceed its current assets by approximately $475,000 as of December 31, 2003. The Company had a net loss of approximately $17,000 for the nine months ended September 30, 2004 and an accumulated deficit of $816,000 at September 30, 2004. The Company's current liabilities exceeded its current assets by approximately $480,000 at September 30, 2004.

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

1.       BASIS OF PRESENTATION (CONTINUED)

These conditions give rise to substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include adjustments relating to the recoverability and classification of reported asset amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to obtain additional financing or sale of its common stock as may be required and ultimately to attain profitability.

Management's plan, in this regard, is to develop and sell real estate in order to provide additional working capital for its future planned activity and to service its debt, which will enable the Company to operate for the coming year.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Reclassification-Certain prior year balances have been reclassified to conform to the current year presentation, which have no effect on the loss.

Principles of consolidation - The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany balances and transactions have been eliminated.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Advertising and marketing costs - The Company recognizes advertising and marketing costs in accordance with Statement of Position 93-7 "Reporting on Advertising Costs." Accordingly, the Company expenses the costs of producing advertisements at the time production occurs, and expenses the costs of communication advertising in the period in which the advertising space or airtime is used. Advertising costs are charged to expense as incurred.
Advertising expenses was $6,790 and $- for the year ended December 31, 2003. Advertising expenses for the three months ended June 30, 2004 was $-0-.

Fair value of financial instruments - The carrying amounts and estimated fair values of the Company's financial instruments approximate their fair value due to the short-term nature.

Earnings (loss) per share - Basic earnings (loss) per share excludes any dilutive effects of options, warrants and convertible securities. Basic earnings
(loss) per share is computed using the weighted-average number of outstanding common shares during the applicable period. Diluted earnings per share is computed using the weighted average number of common and common stock equivalent shares outstanding during the period. Common stock equivalent shares are excluded from the computation if their effect is antidilutive.

Income taxes - The Company accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

2.       SUMMARY OF SIGNIFICANT ACCOUNTINGPOLICIES (CONTINUED)

As of December 31 2003, the Company has available net operating loss carryovers of approximately $800,000 that will expire in various periods through 2023. Such losses may not be fully deductible due to the significant amounts of non-cash service costs. The Company has established a valuation allowance for the full tax benefit of the operating loss carryovers due to the uncertainty regarding realization.

Accounting methods - The Company recognizes income and expenses based on the accrual method of accounting.

Sales of property - Gains from sales of operating properties and revenues from land sales are recognized using the full accrual method provided that various criteria relating to the terms of the transactions and any subsequent involvement by the Company with the properties sold are met. Gains or revenues relating to transactions which do not meet the established criteria are deferred and recognized when the criteria are met or using the installment or cost recovery methods, as appropriate in the circumstances. For land sale transactions under terms in which the Company is required to perform additional services and incur significant costs after title has passed, revenues and costs of sales are recognized proportionately on a percentage of completion basis. Deposits received prior to closing are recorded as a liability until the consummation of the sale at which time such amounts are generally applied toward the purchase price.

Cost of land sales is  generally  determined  as a specific  percentage  of land sales revenues recognized for each land development project. The cost percentages used are based on estimates of development costs and sales revenues to completion of each project and are revised periodically for changes in estimates or development plans. The specific identification method is used to determine cost of sales of certain parcels of land.

Properties - Properties under development are carried at cost reduced for impairment losses, where appropriate. Properties held for sale are carried at cost reduced for valuation allowances, where appropriate. Acquisition, development and construction costs of properties in development and land development projects are capitalized including, where applicable, salaries and related costs, real estate taxes, interest and preconstruction costs. The pre-construction development (or an expansion of an existing property) includes efforts and related costs to secure land control and zoning, evaluate feasibility, and complete other initial tasks, which are essential to development. Provisions are made for potentially unsuccessful preconstruction efforts by charges to operations.

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Properties held for sale are carried at the lower of their carrying values (i.e., cost less accumulated depreciation and any impairment loss recognized, where applicable) or estimated fair values less costs to sell. Generally, revenues and expenses related to property interests acquired with the intention to resell are not recognized.

Dividend policy - The Company has not adopted a policy regarding payment of dividends.

Comprehensive loss - The Company has no components of other comprehensive loss. Accordingly, net loss equals comprehensive loss for all periods.

Segment information - The Company discloses segment information in accordance with SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information, which uses the Management approach to determine reportable segments. The Company operates under one segment.

Stock-based compensation - The Company applies Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and Related Interpretations, in accounting for stock options issued to employees. Under APB No. 25, employee compensation cost is recognized when estimated fair value of the underlying stock on date of the grant exceeds exercise price of the stock option. For stock options and warrants issued to non-employees, the Company applies SFAS No. 123, Accounting for Stock-Based Compensation, which requires the recognition of compensation cost based upon the fair value of stock options at the grant date using the Black-Scholes option pricing model.

In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure. SFAS No. 148 amends the transition and disclosure provisions of SFAS No. 123. The Company is currently evaluating SFAS No. 148 to determine if it will adopt SFAS No. 123 to account for employee stock options using the fair value method and, if so, when to begin transition to that method.

Net loss per common share - The Company computes net loss per share in accordance with SFAS No. 128, Earnings per Share and SEC Staff Accounting Bulletin No. 98. Under the provisions of SFAS 128 and SAB 98, basic net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of shares of common stock outstanding during the period. The calculation of diluted net loss per share gives effect to common stock equivalents, however, potential common shares are excluded if their effect is antidilutive. For the three months ended March 31, 2004, for the year ended December 31, 2003 and the period from July 3, 2002 (Inception) through December 31, 2003, no shares were excluded from the computation of diluted earnings per share because their effect would be antidilutive.

New accounting pronouncements - In July 2001, the FASB issued SFAS No. 143, Accounting for Obligations Associated with the Retirement of Long-Lived Assets. SFAS No. 143 establishes accounting standards for the recognition and measurement of an asset retirement obligation and its associated asset cost. Its retirement also provides accounting guidance for legal obligations associated with the retirement of tangible long-lived assets. SFAS No. 143 is effective in fiscal years beginning after June 15, 2002, with early adoption permitted. The adoption of SFAS No. 143 did not have a material impact on the Company's financial statements.

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinued operations. SFAS 144 superseded Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, and APB Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. The provisions of SFAS No. 144 are effective in fiscal years beginning after December 15, 2001, with early adoption permitted, and in general are to be applied prospectively. The adoption of SFAS No. 144 did not have a material impact on the Company's financial statements for the three months ended June 30, 2004 or the years ended December 31, 2003 and 2002.

In July 2002, the FASB issued Statement No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses financial accounting and reporting for costs associated with exit or disposal activities, such as restructurings, involuntarily terminating employees, and consolidating facilities initiated after December 31, 2002. The implementation of SFAS No. 146 did not have a material effect on the Company's financial statements for the three months ended June 30, 2004 or the years ended December 31, 2003 and 2002.

In April 2003, the FASB issued SFAS No. 149, Amendment of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. SFAS No. 149 amends SFAS No. 133 for decisions made (1) as part of the Derivatives Implementation Group process that effectively required amendments to SFAS No. 133, (2) in connection with other Board projects dealing with financial instruments, and (3) in connection with implementation issues raised in relation to the application of the definition of a derivative. The Statement clarifies under what circumstances a contract with an initial net investment meets the characteristics of a derivative discussed in paragraph 6(b) of SFAS No. 133, clarifies when a derivative contains a financing component, amends the definition of underlying to conform it to language used in FASB Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, and amends certain other existing pronouncements. Those changes will result in more consistent reporting of contracts as either derivatives or hybrid instruments. This statement is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The implementation of SFAS No. 149 did not have a material on the Company's financial statements.

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. In addition, the Statement requires an issuer to classify certain instruments with specific characteristics described in it as liabilities. This Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The implementation of SFAS No. 150 is not expected to have a material effect on the Company's financial statements.

3.       BUSINESS COMBINATIONS AND ACQUISITIONS

Sea Garden Funding, LLC - In November 2001, the Company acquired 80% of Sea Garden Funding, LLC (a South Carolina Limited Liability Company) in exchange for the assumption of certain liabilities. The Company will account for its 80% ownership interest in Sea Garden Funding, LLC using the purchase method of accounting under APB No. 16. The results of operations for the acquired company have been included in the consolidated financial results of the Company from the date of such transaction forward. The Company acquired the project from Sea Garden, LLC on October 21, 2002 for the payment of $210,000 and the assumption of $1,071,344.66 in mortgages on the real property held by Horry County State Bank. The remaining 20% interest in Sea Garden Funding, LLC, is owned by an unaffiliated party, Tom Roe, an individual, of Myrtle Beach, South Carolina. The acquisition was made by exercising an option that Creative Holdings, Inc., held on the parcel. The option was not valued as no consideration was given by Creative Holdings to hold the option. The real property held by Sea Garden, LLC was acquired prior to Creative's acquisition of Sea Garden Funding, LLC.

In accordance with APB No. 16, all identifiable assets were assigned a portion of the cost of the acquired company (purchase price) on the basis of their respective fair values. Intangible assets were identified and valued by considering the Company's intended use of the acquired assets and analysis of data concerning products, technologies, markets, historical performance, and underlying assumptions of future performance. The economic environments in which the Company and the acquired company operate were also considered in the valuation analysis.

4.       NOTES PAYABLE

Notes payable consists of the following as of September 30, 2004:

Promissory note payable secured by real estate, payable in
monthly installments of interest only at 6.0%, due March
2005                                                               $   70,000

Promissory note payable secured by real estate, payable in
quarterly installments of interest only at prime lending
rate plus 0.5% (4.75% as of September 30, 2004), due
December 2004                                                         200,000

Promissory note payable with ability to draw up to $360,000
secured by real estate, payable in monthly installments of
interest only at prime lending rate plus 0.5% (4.75% as of
September 30, 2004), due December 2004                                  3,773

Promissory note payable with ability to draw up to $365,000
secured by real estate, payable in monthly installments of
interest only at prime lending rate plus 0.5% (4.75% as of
September 30, 2004), due December 2004                                 91,011

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)


4.       NOTES PAYABLE (CONTINUED)

Promissory note payable with ability to draw up to $760,000
secured by real estate, payable in monthly installments of
interest only at prime lending rate plus 0.5% (4.75% as of
September 30, 2004), due December 2004                                505,560

Promissory note payable with ability to draw up to $640,000
secured by real estate, payable in monthly installments of
interest only at prime lending rate plus 0.5% (4.75% as of
September 30, 2004), due September 2005                               304,803

Promissory note payable with ability to draw up to $690,000
secured by real estate, payable in monthly installments of
interest only at prime lending rate plus 0.5% (4.75% as of
September 30, 2004), due July 2005                                    364,641
                                                                   ----------
                                                                    1,539,788
Less amounts due within one year:                                   1,539,788
                                                                   ----------

Long-term portion of loan payable                                  $       --


5.       RELATED PARTY TRANSACTIONS

Accounts receivable - related party - The Company has made a non-interest bearing, due on demand loan to the minority interest holder of Sea Garden Funding LLC, which as of June 30, 2004 totaled $59,560.

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2004
                                   (UNAUDITED)

5.       RELATED PARTY TRANSACTIONS (CONTINUED)

Accounts receivable - related party - As of September 30, 2004, the Company has made a non-interest bearing, due on demand loan to the minority interest holder of Sea Garden Funding, LLC, which as of September 30, 2004 totaled $59,560.

Accounts payable - related parties - As of September 30, 2004, officers-directors, and their controlled entities, have acquired 36% of the outstanding stock of the Company, after the conversion of the preferred shares to common shares, and have made non-interest bearing, due on demand loans to the Company totaling $263,688.

Executive employment agreement - During 2003 the Company entered into an employment agreement with an officer, which provides for an annual salary of $100,000 with a 5% increase each year to a maximum of $125,000, provided the Company has a profit in the previous year.

6.       STOCKHOLDERS' DEFICIT

During 2002, the Company issued 10,500,000 shares of common stock at a weighted average fair value of approximately $0.03 per share for services.

During 2002, the Company issued 18,499,700 shares of the Company's common stock in consideration of the AHC Transaction, as discussed in Note 1. A recipient of approximately 5,000,000 shares of the common stock returned 4,879,750 shares to the Company which were cancelled accordingly.

During the first quarter of 2003, the Company issued 3,000,000 shares of common stock in satisfaction of accounts payable of $79,500 (including interest of $39,500).

7.       COMMITMENTS AND CONTINGENCIES

Leased facility - The Company pays $600 per month to lease a townhouse unit for its model on a non-cancelable lease which expired in April 2004. The owner of the unit agreed to a three-month extension of the lease for $2,400. The lease agreement is with an unrelated couple from North Carolina, who intends to occupy the unit for vacation use when the lease expires. The Company will then have a unit in one of its other buildings currently under construction for use as a model.

The Company has a consulting agreement, with unrelated parties, which provides for a quarterly payment of $45,000.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Board of Directors and Stockholders
Altrimega Health Corporation and Subsidiary
Myrtle Beach, South Carolina


We have audited the accompanying consolidated balance sheet of Altrimega Health Corporation and Subsidiary as of December 31, 2003, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the year then ended, for the period from July 3, 2002 (Date of Inception) through December 31, 2002 (restated). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Altrimega Health Corporation and Subsidiary as of December 31, 2003, and the results of its activities and cash flows for the year then ended, for the period from July 3, 2002 (Date of Inception) through December 31, 2002 (restated) in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered losses from operations and current liabilities exceed current assets, all of which raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As more fully described in Note 5, subsequent to the issuance of the Company's December 31, 2002 financial statements and audited report thereon dated May 20, 2003, the Company became aware that those financial statements did not reflect account balances properly. In the original report, the auditor expressed an unqualified opinion on the December 31, 2002 financial statements, and our opinion on the revised statements, as expressed herein, remains unqualified.



L.L. Bradford & Company, LLC
April 12, 2004
Las Vegas, Nevada

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2003


                                     ASSETS

Current assets
       Cash                                                         $     1,739
       Properties held for development or sale                          659,515
       Prepaid expenses                                                   5,600
                                                                    -----------
              Total current assets                                      666,854
Other assets
       Accounts receivable - related party                               62,560
       Deposits                                                          35,000
                                                                    -----------
              Total other assets                                         97,560
                                                                    -----------
Total assets                                                        $   764,414
                                                                    ===========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
       Notes payable                                                $   845,000
       Accounts payable - related parties                               260,911
       Accounts payable                                                  36,086
                                                                    -----------
              Total current liabilities                               1,141,997
                                                                    -----------

Total liabilities                                                     1,141,997

Commitments and contingencies                                                --

Minority interest                                                       (10,198)

Stockholders' deficit
       Preferred stock; $0.001 par value; 10,000,000 shares
              authorized, 0 shares issued and outstanding                 1,000
       Common stock; $0.001 par value; 50,000,000 shares
              authorized, 49,139,950 shares issued and                   49,140
       Additional outstanding paid-in capital                           381,560
       Accumulated deficit                                             (799,085)
                                                                    -----------
              Total stockholders' deficit                              (367,385)
                                                                    -----------
Total liabilities and stockholders' deficit                         $   764,414
                                                                    ===========


                 See Accompanying Notes to Financial Statements

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                               Period from
                                                               July 3, 2002
                                                                 (Date of
                                                                inception)
                                                                 through
                                              For the           December
                                            year ended          31, 2002
                                         December 31, 2003     (RESTATED)
                                            ------------      ------------
Revenue                                     $    904,918      $         --

Cost of revenue                                  861,757                --
                                            ------------      ------------
Gross profit                                      43,161                --

Operating expenses
  Consulting and professional fees                69,500           631,756
  General and administrative                      31,525            29,628
                                            ------------      ------------
       Total operating expenses                  101,025           661,384
                                            ------------      ------------
Loss from operations                             (57,864)         (661,384)

Other income (expense)
  Interest expense                               (88,038)           (8,020)
  Other income                                     6,023                --
                                            ------------      ------------

Loss before minority interest                   (139,879)         (669,404)

Minority interest                                 (7,057)           (3,141)
                                            ------------      ------------

Loss before provision for income taxes          (132,822)         (666,263)

Provision for income taxes                            --                --
                                            ------------      ------------

Net loss                                    $   (132,822)     $   (666,263)
                                            ============      ============

Basic and diluted loss per common share     $      (0.00)     $      (0.06)
                                            ============      ============
Basic and diluted weighted average
   common shares outstanding                  49,074,197        11,497,579
                                            ============      ============


                 See Accompanying Notes to Financial Statements

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT

                                              Preferred Stock           Common Stock        Additional                    Total
                                           --------------------   ----------------------     Paid-In     Accumulated  Stockholders'
                                              Shares     Amount      Shares      Amount      Capital      Deficit       Deficit
                                           ----------   -------   -----------   --------    ---------    ---------     ---------
Balance at July 3, 2002 (Inception)                --   $    --            --   $     --    $      --    $      --     $      --

Issuance of common stock to founders
  for cash and founder services, $0.001            --        --     3,200,000      3,200           --           --         3,200

Issuance of common stock for
  acquisition of Altrimega Health
  Corporation, $0.001                       1,000,000     1,000    37,319,700     37,320      (38,320)          --            --

Cancellation of shares                             --        --    (4,879,750)    (4,880)       4,880           --            --

Issuance of common stock for services,
 weighted average price of $0.03                   --        --    10,500,000     10,500      338,500           --       349,000

Net loss                                           --        --            --         --           --     (666,263)     (666,263)
                                           ----------   -------   -----------   --------    ---------    ---------     ---------


Balance at December 31, 2002 (RESTATED)     1,000,000     1,000    46,139,950     46,140      305,600     (666,263)     (314,063)

Issuance of common stock in satisfaction
  of accounts payable (including interest
  of $39,500), $0.03                               --        --     3,000,000      3,000       76,500           --        79,500

Net loss                                           --        --            --         --           --     (132,822)     (132,822)
                                           ----------   -------   -----------   --------    ---------    ---------     ---------

Balance at December 31, 2003                1,000,000   $ 1,000    49,139,950   $ 49,140    $ 381,560    $(799,085)    $(367,385)
                                           ==========   =======   ===========   ========    =========    =========     =========


                 See Accompanying Notes to Financial Statements

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                         Period from
                                                                                        July 3, 2002
                                                                                          (Date of
                                                                                         inception)
                                                                                           through
                                                                   Year Ended         December 31, 2002
                                                                December 31, 2003        (RESTATED)
Cash flows from operating activities:                              -----------        -----------------
       Net loss                                                    $  (132,822)         $  (666,263)
       Adjustments to reconcile net loss to
       net cash provided (used) by operating activities:
           Issuance of common stock for services                        39,500              350,200
              Minority interest                                         (7,057)              (3,141)
       Changes in operating assets and liabilities
          Properties held for development or sale                      696,703           (1,356,218)
           Accounts receivable - related parties                       (62,560)                  --
              Advance deposits                                              --              (35,000)
              Prepaid commissions                                          800               (6,400)
              Accounts payable- related parties                         10,911              250,000
              Accounts payable                                           3,867               72,219
                                                                   -----------          -----------
                Net cash provided (used) by operating activities       549,342           (1,394,603)

Cash flows from financing activities
       Proceeds from issuance of common stock for cash from
founders                                                                    --                2,000
       Proceeds from notes payable                                          --            1,439,656
       Payments on notes payable                                      (594,656)                  --
                                                                   -----------          -----------
                Net cash provided (used) by financing activities      (594,656)           1,441,656
                                                                   -----------          -----------

Net change in cash                                                     (45,314)              47,053

Beginning cash balance                                                  47,053                   --
                                                                   -----------          -----------
Ending cash balance                                                $     1,739          $    47,053
                                                                   ===========          ===========

Supplemental disclosure of cash flow information:
       Cash paid for income taxes                                  $        --          $        --
                                                                   ===========          ===========
       Cash paid for interest                                      $    45,717          $        --
                                                                   ===========          ===========


                 See Accompanying Notes to Financial Statements

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.       DESCRIPTION OF BUSINESS, HISTORY, AND SUMMARY OF SIGNIFICANT POLICIES

Description of business - Altrimega Health Corporation (hereinafter referred to as the "Company") was incorporated on July 3, 2002 under the laws of the state of South Carolina. The business purpose of the Company is the development and sale of residential real estate by the acquisition of a real estate development company.

History - Altrimega Health Corporation (AHC) was incorporated under the state of Nevada on September 8, 1998 with the name of Mega International Health Corporation with authorized common stock of 50,000,000 shares with a par value of $0.001 and preferred stock of 10,000,000 shares with a par value of $0.001. The terms of the preferred includes conversion rights, at the option of the stockholder of 300 shares of common stock for each share of preferred stock. On June 23, 1999 the name was changed to Altrimega Health Corporation. AHC was organized for the purpose of marketing nutritional products and during the year 2000 became inactive.

On August 15, 2002, AHC consummated an agreement to acquire all of the outstanding capital stock of Creative Holdings, Inc., in exchange for 20,000,000 shares of the Company's common stock and 1,000,000 shares of the Company's preferred stock ("AHC Transaction"). Prior to the AHC Transaction, AHC was a non-operating public shell company with no operations, nominal assets and 22,020,000 shares of common stock issued and outstanding; and Creative Holdings, Inc. was a real estate development company. The AHC Transaction is considered to be a capital transaction in substance, rather than a business combination. Inasmuch, the AHC Transaction is equivalent to the issuance of stock by Creative Holdings, Inc. for the net monetary assets of a non-operational public shell company (AHC), accompanied by a recapitalization. AHC issued 18,499,700 shares of its common stock for all of the issued and outstanding common stock of Creative Holdings, Inc. and another 1,500,300 shares will be issued subsequent to an increase in the authorized common stock pursuant to an amendment to the certificate of incorporation. A recipient of approximately 5,000,000 shares of the common stock returned 4,879,750 shares to the Company, which were cancelled accordingly.

The accounting for the AHC Transaction is identical to that resulting from a reverse acquisition, except goodwill or other intangible assets will not be recorded.

During November 2002, the Company acquired 80% of Sea Garden Funding, LLC by the assumption of certain liabilities. Sea Garden Funding, LLC was organized in the state of South Carolina on November 13, 2002 for the purpose of the development and sale of residential real estate. (See Note 2)

Going concern - The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company incurred a net loss of approximately $133,000 for the year ended December 31, 2003, with an accumulated loss from inception of approximately $799,000. The Company's current liabilities exceed its current assets by approximately $475,000 as of December 31, 2003.

These conditions give rise to substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include adjustments relating to the recoverability and classification of reported asset amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to obtain additional financing or sale of its common stock as may be required and ultimately to attain profitability.

Management's plan, in this regard, is to develop and sale real estate in order to provide additional working capital for its future planned activity and to service its debt, which will enable the Company to operate for the coming year.

Principles of consolidation - The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany balances and transactions have been eliminated.

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS, HISTORY, AND SUMMARY OF SIGNIFICANT POLICIES (CONTINUED)

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Advertising and marketing costs - The Company recognizes advertising and marketing costs in accordance with Statement of Position 93-7 "Reporting on Advertising Costs." Accordingly, the Company expenses the costs of producing advertisements at the time production occurs, and expenses the costs of communication advertising in the period in which the advertising space or airtime is used. Advertising costs are charged to expense as incurred. Advertising expenses was $6,790 and $- for the year ended December 31, 2003 and for the period from July 3, 2002 (Date of Inception) through December 31, 2002, respectively.

Fair value of financial instruments - The carrying amounts and estimated fair values of the Company's financial instruments approximate their fair value due to the short-term nature.

Earnings (loss) per share - Basic earnings (loss) per share excludes any dilutive effects of options, warrants and convertible securities. Basic earnings
(loss) per share is computed using the weighted-average number of outstanding common shares during the applicable period. Diluted earnings per share is computed using the weighted average number of common and common stock equivalent shares outstanding during the period. Common stock equivalent shares are excluded from the computation if their effect is antidilutive.

Income taxes - The Company accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

As of December 31 2003, the Company has available net operating loss carryovers of approximately $800,000 that will expire in various periods through 2023. Such losses may not be fully deductible due to the significant amounts of non-cash service costs. The Company has established a valuation allowance for the full tax benefit of the operating loss carryovers due to the uncertainty regarding realization.

Accounting methods - The Company recognizes income and expenses based on the accrual method of accounting.

Sales of property - Gains from sales of operating properties and revenues from land sales are recognized using the full accrual method provided that various criteria relating to the terms of the transactions and any subsequent involvement by the Company with the properties sold are met. Gains or revenues relating to transactions which do not meet the established criteria are deferred and recognized when the criteria are met or using the installment or cost recovery methods, as appropriate in the circumstances. For land sale transactions under terms in which the Company is required to perform additional services and incur significant costs after title has passed, revenues and costs of sales are recognized proportionately on a percentage of completion basis. Deposits received prior to closing are recorded as a liability until the consummation of the sale at which time such amounts are generally applied toward the purchase price.

Cost of land sales is  generally  determined  as a specific  percentage  of land sales revenues recognized for each land development project. The cost percentages used are based on estimates of development costs and sales revenues to completion of each project and are revised periodically for changes in estimates or development plans. The specific identification method is used to determine cost of sales of certain parcels of land.

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS, HISTORY, AND SUMMARY OF SIGNIFICANT POLICIES (CONTINUED)

Properties - Properties under development are carried at cost reduced for impairment losses, where appropriate. Properties held for sale are carried at cost reduced for valuation allowances, where appropriate. Acquisition, development and construction costs of properties in development and land development projects are capitalized including, where applicable, salaries and related costs, real estate taxes, interest and preconstruction costs. The pre-construction development (or an expansion of an existing property) includes efforts and related costs to secure land control and zoning, evaluate feasibility, and complete other initial tasks, which are essential to development. Provisions are made for potentially unsuccessful preconstruction efforts by charges to operations.

Properties held for sale are carried at the lower of their carrying values (i.e., cost less accumulated depreciation and any impairment loss recognized, where applicable) or estimated fair values less costs to sell. Generally, revenues and expenses related to property interests acquired with the intention to resell are not recognized.

Dividend policy - The Company has not adopted a policy regarding payment of dividends.

Comprehensive loss - The Company has no components of other comprehensive loss. Accordingly, net loss equals comprehensive loss for all periods.

Segment information - The Company discloses segment information in accordance with SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information, which uses the Management approach to determine reportable segments. The Company operates under one segment.

Stock-based compensation - The Company applies Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and Related Interpretations, in accounting for stock options issued to employees. Under APB No. 25, employee compensation cost is recognized when estimated fair value of the underlying stock on date of the grant exceeds exercise price of the stock option. For stock options and warrants issued to non-employees, the Company applies SFAS No. 123, Accounting for Stock-Based Compensation, which requires the recognition of compensation cost based upon the fair value of stock options at the grant date using the Black-Scholes option pricing model.

In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure. SFAS No. 148 amends the transition and disclosure provisions of SFAS No. 123. The Company is currently evaluating SFAS No. 148 to determine if it will adopt SFAS No. 123 to account for employee stock options using the fair value method and, if so, when to begin transition to that method.

Net loss per common share - The Company computes net loss per share in accordance with SFAS No. 128, Earnings per Share and SEC Staff Accounting Bulletin No. 98. Under the provisions of SFAS 128 and SAB 98, basic net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of shares of common stock outstanding during the period. The calculation of diluted net loss per share gives effect to common stock equivalents, however, potential common shares are excluded if their effect is antidilutive. For the year ended December 31, 2003 and the period from July 3, 2002 (Inception) through December 31, 2003, no shares were excluded from the computation of diluted earnings per share because their effect would be antidilutive.

New accounting pronouncements - In July 2001, the FASB issued SFAS No. 143, Accounting for Obligations Associated with the Retirement of Long-Lived Assets. SFAS No. 143 establishes accounting standards for the recognition and measurement of an asset retirement obligation and its associated asset retirement cost. It also provides accounting guidance for legal obligations associated with the retirement of tangible long-lived assets. SFAS No. 143 is effective in fiscal years beginning after June 15, 2002, with early adoption permitted. The adoption of SFAS No. 143 did not have a material impact on the Company's financial statements.

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS, HISTORY, AND SUMMARY OF SIGNIFICANT POLICIES (CONTINUED)

New accounting pronouncements (continued) - In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinued operations. SFAS 144 superseded Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, and APB Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. The provisions of SFAS No. 144 are effective in fiscal years beginning after December 15, 2001, with early adoption permitted, and in general are to be applied prospectively. The adoption of SFAS No. 144 did not have a material impact on the Company's financial statements for the years ended December 31, 2003 and 2002.

In July 2002, the FASB issued Statement No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses financial accounting and reporting for costs associated with exit or disposal activities, such as restructurings, involuntarily terminating employees, and consolidating facilities initiated after December 31, 2002. The implementation of SFAS No. 146 did not have a material effect on the Company's financial statements for the years ended December 31, 2003 and 2002.

In April 2003, the FASB issued SFAS No. 149, Amendment of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. SFAS No. 149 amends SFAS No. 133 for decisions made (1) as part of the Derivatives Implementation Group process that effectively required amendments to SFAS No. 133, (2) in connection with other Board projects dealing with financial instruments, and (3) in connection with implementation issues raised in relation to the application of the definition of a derivative. The Statement clarifies under what circumstances a contract with an initial net investment meets the characteristics of a derivative discussed in paragraph 6(b) of SFAS No. 133, clarifies when a derivative contains a financing component, amends the definition of underlying to conform it to language used in FASB Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, and amends certain other existing pronouncements. Those changes will result in more consistent reporting of contracts as either derivatives or hybrid instruments. This statement is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The implementation of SFAS No. 149 did not have a material on the Company's financial statements.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. In addition, the Statement requires an issuer to classify certain instruments with specific characteristics described in it as liabilities. This Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The implementation of SFAS No. 150 is not expected to have a material effect on the Company's financial statements.

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.       BUSINESS COMBINATIONS AND ACQUISITIONS

Sea Garden Funding, LLC - In November 2001, the Company acquired 80% of Sea Garden Funding, LLC (a South Carolina Limited Liability Company) in exchange for the assumption of certain liabilities. The Company will account for its 80% ownership interest in Sea Garden Funding, LLC using the purchase method of accounting under APB No. 16. The results of operations for the acquired company have been included in the consolidated financial results of the Company from the date of such transaction forward. The Company acquired the project from Sea Garden, LLC on October 21, 2002 for the payment of $210,000 and the assumption of $1,071,344.66 in mortgages on the real property held by Horry County State Bank. The remaining 20% interest in Sea Garden Funding, LLC, is owned by an unaffiliated party, Tom Roe, an individual, of Myrtle Beach, South Carolina. The acquisition was made by exercising an option that Creative Holdings, Inc., held on the parcel. The option was not valued as no consideration was given by Creative Holdings to hold the option. The real property held by Sea Garden, LLC was acquired prior to Creative's acquisition of Sea Garden Funding, LLC.

In accordance with APB No. 16, all identifiable assets were assigned a portion of the cost of the acquired company (purchase price) on the basis of their respective fair values. Intangible assets were identified and valued by considering the Company's intended use of the acquired assets and analysis of data concerning products, technologies, markets, historical performance, and underlying assumptions of future performance. The economic environments in which the Company and the acquired company operate were also considered in the valuation analysis.

3.       NOTES PAYABLE

As of December 31, 2003, the Company has two notes payable totaling $445,000 and $400,000. The outstanding balances are secured by real estate, payable in quarterly installments of interest only at the prime lending rate plus 0.5% (4.5% as of December 31, 2003), and maturity during March and February 2004, respectively.

4.       RELATED PARTY TRANSACTIONS

Accounts receivable - related party - The Company has made a non-interest bearing, due on demand loan to the minority interest holder of Sea Garden Funding LLC, which as of December 31, 2003 totaled $62,560.

Accounts payable - related parties - As of December 31, 2003, officers-directors, and their controlled entities, have acquired 36% of the outstanding stock of the Company, after the conversion of the preferred shares to common shares, and have made non-interest bearing, due on demand loans to the Company totaling $260,911.

Executive employment agreement - During 2003 the Company entered into an employment agreement with an officer, which provides for an annual salary of $100,000 with a 5% increase each year to a maximum of $125,000, provided the Company has a profit in the previous year.

5.       STOCKHOLDERS' DEFICIT

During 2002, the Company issued 10,500,000 shares of common stock at a weighted average fair value of approximately $0.03 per share for services.

During 2002, the Company issued 18,499,700 shares of the Company's common stock in consideration of the AHC Transaction, as discussed in Note 1. A recipient of approximately 5,000,000 shares of the common stock returned 4,879,750 shares to the Company which were cancelled accordingly.

During the first quarter of 2003, the Company issued 3,000,000 shares of common stock in satisfaction of accounts payable of $79,500 (including interest of $39,500).

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.       RESTATED FINANCIAL STATEMENTS

Subsequent to the issuance of the Company's financial statements, management became aware that those financial statements did not reflect account balances properly for the period from July 3, 2002 (date of inception) through December 31, 2002. Properly accounting of these items in the revised financial statements has the following effect:

                                                             Period from
                                            Period from     July 3, 2002
                                            July 3, 2002       (Date of
                                              (Date of        inception)
                                             inception)        Through
                                               Through       December 31,     RESTATED
                                            December 31,         2002         Increase
                                                2002          (RESTATED)     (Decrease)
                                            ------------    ------------    ------------
Revenue                                     $         --    $         --    $         --
                                            ------------    ------------    ------------
Operating expenses                               497,648         661,384         163,736
                                            ------------    ------------    ------------
Loss from operations                            (497,648)       (661,384)       (163,736)
Other expense                                         --           8,020           8,020
                                            ------------    ------------    ------------
Loss before minority interest                   (497,648)       (669,404)       (171,756)
Minority interest                                  3,141           3,141              --
                                            ------------    ------------    ------------
Loss before provision for income taxes          (494,507)       (666,263)       (171,756)
Provision for income taxes                            --              --              --
                                            ------------    ------------    ------------
Net loss                                        (494,507)       (666,263)       (171,756)
                                            ============    ============    ============
Basic and diluted loss per common share     $      (0.01)   $      (0.06)   $      (0.05)
                                            ============    ============    ============
Basic and diluted weighted average common
  shares outstanding                          41,807,000      11,497,579     (30,309,421)
                                            ============    ============    ============

For the period from July 3, 2002 (date of inception) through December 31, 2002, the change in the statement of operations primarily related to the accounting for the AHC Transaction, which was not properly reported as a transaction identical to that resulting from a reverse acquisition, except goodwill or other intangible assets are not recorded. The net change of $171,756 increased the net loss from $494,507 ($0.01 per weighted average common share outstanding) to $666,263 ($0.06 per weighted average common share outstanding) for the period from July 3, 2002 (date of inception) through December 31, 2002.

7.       COMMITMENTS AND CONTINGENCIES

Leased facility - The Company pays $600 per month to lease a townhouse unit for its model on a non-cancelable lease which expired in April 2004. The owner of the unit agreed to a three-month extension of the lease for $2,400. The lease agreement is with an unrelated couple from North Carolina, who intends to occupy the unit for vacation use when the lease expires. The Company will then have a unit in one of its other buildings currently under construction for use as a model.

           MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

PLAN OF OPERATION

         GENERAL

         The following discussion and analysis should be read in conjunction with the Condensed Consolidated Financial Statements, and the Notes thereto included herein. The information contained below includes statements of the Company's or management's beliefs, expectations, hopes, goals and plans that, if not historical, are forward-looking statements subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. For a discussion on forward-looking statements, see the information set forth in the Introductory Note to this Annual Report under the caption "Forward Looking Statements", which information is incorporated herein by reference.

         GOING CONCERN

         As reflected in the Company's financial statements for the three months ended September 30, 2004, the Company's accumulated deficit of $816,044 and its working capital deficiency of $480,095 raise substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on Altrimega's ability to raise additional debt or capital. The financial statements for September 30, 2004 do not include any adjustments that might be necessary if Altrimega is unable to continue as a going concern.

         CRITICAL ACCOUNTING POLICIES AND ESTIMATES

         Management's discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires that we make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses. At each balance sheet date, management evaluates its estimates. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. The estimates and critical accounting policies that are most important in fully understanding and evaluating our financial condition and results of operations include those listed below.

         REVENUE RECOGNITION

         Gains from sales of operating properties and revenues from land sales are recognized using the full accrual method provided that various criteria relating to the terms of the transactions and any subsequent involvement by the Company with the properties sold are met. Gains or revenues relating to transactions which do not meet the established criteria are deferred and recognized when the criteria are met or using the installment or cost recovery methods, as appropriate in the circumstances. For land sale transactions under terms in which the Company is required to perform additional services and incur significant costs after title has passed, revenues and costs of sales are recognized proportionately on a percentage of completion basis. Deposits received prior to closing are recorded as a liability until the consummation of the sale at which time such amounts are generally applied toward the purchase price.

         Cost of land sales is generally determined as a specific percentage of land sales revenues recognized for each land development project. The cost percentages used are based on estimates of development costs and sales revenues to completion of each project and are revised periodically for changes in estimates or development plans. The specific identification method is used to determine cost of sales of certain parcels of land.

         PROPERTIES

         Properties under development are carried at cost reduced for impairment losses, where appropriate. Properties held for sale are carried at cost reduced for valuation allowances, where appropriate. Acquisition, development and construction costs of properties in development and land development projects are capitalized including, where applicable, salaries and related costs, real estate taxes, interest and preconstruction costs. The pre-construction development (or an expansion of an existing property) includes efforts and related costs to secure land control and zoning, evaluate feasibility, and


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

complete other initial tasks, which are essential to development. Provisions are
made  for  potentially  unsuccessful   preconstruction  efforts  by  charges  to
operations.

         Properties held for sale are carried at the lower of their carrying values (i.e., cost less accumulated depreciation and any impairment loss recognized, where applicable) or estimated fair values less costs to sell. Generally, revenues and expenses related to property interests acquired with the intention to resell are not recognized.

         Stock-based compensation - The Company applies Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and Related Interpretations, in accounting for stock options issued to employees. Under APB No. 25, employee compensation cost is recognized when estimated fair value of the underlying stock on date of the grant exceeds exercise price of the stock option. For stock options and warrants issued to non-employees, the Company applies SFAS No. 123, Accounting for Stock-Based Compensation, which requires the recognition of compensation cost based upon the fair value of stock options at the grant date using the Black-Scholes option pricing model.

         In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure. SFAS No. 148 amends the transition and disclosure provisions of SFAS No. 123. The Company is currently evaluating SFAS No. 148 to determine if it will adopt SFAS No. 123 to account for employee stock options using the fair value method and, if so, when to begin transition to that method.

         PRINCIPLES OF CONSOLIDATION

         The consolidated financial statements shown in this report excludes the historical operating information of the parent before September 30, 2002, and includes the operating information of the subsidiary, Creative Holdings, Inc., from July 3, 2002 (date of inception of the subsidiary), and the operating information of Sea Garden Funding, LLC from November 2002 (the date of the purchase of 80% of the LLC) to December 31, 2002.

         All intercompany transactions have been eliminated.

RESTATEMENT OF FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002

         Subsequent to the issuance of the Company's financial statements, management became aware that those financial statements did not reflect account balances properly for the period from July 3, 2002 (date of inception) through December 31, 2002. Properly accounting of these items in the revised financial statements has the following effect:

         For the period from July 3, 2002 (date of inception) through December 31, 2002, the change in the statement of operations primarily related to the accounting for the share exchange agreement between the Company and Creative Holdings, Inc., which was not properly reported as a transaction identical to that resulting from a reverse acquisition, except goodwill or other intangible assets are not recorded. The net change of $171,756 increased the net loss from $494,507 ($0.01 per weighted average common share outstanding) to $666,263 ($0.06 per weighted average common share outstanding) for the period from July 3, 2002 (date of inception) through December 31, 2002. The Company has filed an amendment to its Form 10-KSB for fiscal year ended December 31, 2002, as well as amendments to its quarterly reports for fiscal year 2003.

RESULTS OF OPERATIONS FOR THE THREE MONTH PERIOD ENDED SEPTEMBER 30, 2004, COMPARED TO THE THREE MONTH PERIOD ENDED SEPTEMBER 30, 2003

         REVENUES

         Revenue for the three month period ended September 30, 2004, was $1,065,348, an increase of $793,669, as compared to $271,679 in revenues for the same period ended September 30, 2003. The increase in revenues in 2004 was attributable to additional sales of units at the Sea Garden project in the third quarter, over the same period in 2003. We anticipate revenues for the fiscal year ending 2004 to consist mainly or completely of the sale of units at the Sea Garden Project.

         COST OF REVENUE

         There was $952,683 cost of revenue for the three month period ended September 30, 2004, compared to $260,775 in the September 30, 2003 period. The difference is attributable to additional unit sales in 2004 compared to the same period in 2003.

         GROSS PROFIT

         Gross profit for the three month period ended September 30, 2004 was $112,665. The gross profit for the three months ended September 30, 2003 was $10,904. Both items related to the sale of units at the Sea Garden project.

         OPERATING EXPENSES

         Operating expenses for the three month period ended September 30, 2004, were $31,291, as compared to $9,820, for the three period ended September 30, 2003. Operating expenses in 2004 consisted of all general and administrative expenses. The increase of $21,471 from 2003 to 2004 was almost entirely attributable to an increase in legal and accounting expense relating to the restatement of certain of the Company's past S.E.C. filings.

         OTHER INCOME (EXPENSE)

         Other income (expense) for the three month period ended September 30, 2004, was a net expense of $12,896, a decrease of $1,548, as compared to a net expense of $14,444 for the three month period ended September 30, 2003. other expense in both years was attributable to interest expense from loans used in the construction of buildings at Sea Gardens and the two mortgages on the remaining land at the Sea Garden project.

         NET INCOME (LOSS)

         The Company had net income of $48,964 for the three month period ended September 30, 2004, as compared to a net loss of $(11,121) for the period ended September 30, 2003. The difference of $60,085 was mostly attributable to additional sales at the Sear Garden project in the current period.

RESULTS OF OPERATIONS FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2004, COMPARED TO THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2003

         REVENUES

         Revenue for the nine month period ended September 30, 2004, was $1,065,348, an increase of $430,480, as compared to $634,868 in revenues for the nine month period ended September 30, 2003. The increase in revenues in 2004 was attributable to additional sales of units at the Sea Garden project in 2004. We anticipate revenues for the fiscal year ending 2004 to consist mainly or completely of the sale of units at the Sea Garden Project.

         COST OF REVENUE

         There was $954,312 cost of revenue for the nine month period ended September 30, 2004, compared to $634,868 in the September 30, 2003 nine month period. The difference is attributable to additional sales at the sea Graden project in 2004 compared to the 2003 period.

         GROSS PROFIT

         Gross profit for the nine month period ended September 30, 2004 was $111,036. The gross profit relates to the sale of units at the Sea Garden project. The gross profit for the nine month period ended September 30, 2003 was $51,845.

         OPERATING EXPENSES

         Operating expenses for the nine month period ended September 30, 2004, were $86,414, as compared to $108,454, for the nine month period ended September 30, 2003. Operating expenses in 2004 consisted entirely of general and administrative expenses. The decrease of $22,040 from 2003 to 2004 was almost entirely attributable to a decrease in consulting and professional fees, which equaled $69,500 in the nine month period ended September 30, 2003.

         OTHER INCOME (EXPENSE)

         Other income (expense) for the nine month period ended September 30, 2004, was a net expense of $32,803, an increase of $1,491, as compared to a net expense of $31,312 for the nine month period ended September 30, 2003. Other expense in 2003 and 2004 was attributable to interest expense from loans used in the construction of buildings at Sea Gardens and the two mortgages on the remaining land at the Sea Garden project.

         NET LOSS

         The Company had a net loss of $16,959 for the nine month period ended September 30, 2004, as compared to a net loss of $89,326 for the nine month period ended September 30, 2003. The decrease of $72,367 was attributable to the net income earned in the September 30, 2004 nine month period.

RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003, COMPARED TO THE YEAR ENDED DECEMBER 31, 2002

         REVENUES

         Revenue for the year ended December 31, 2003, was $904,908, an increase of $904,918, as compared to no revenue for the year ended December 31, 2002. The increase in revenues in 2003 was attributable to sales of units at the Sea Garden project, where the Company sold 10 units in 2003. We anticipate revenues for the fiscal year ending 2004 to consist mainly or completely of the sale of units at the Sea Garden Project.

         COST OF REVENUE

         Cost of revenue for the year ended December 31, 2003, was $861,757, or 95.23% of revenue. The cost of revenue relates to construction and other costs of units at the Sea Garden project. The Company had no revenue or cost of revenue for 2002.

         GROSS PROFIT

         Gross profit for the year ended December 31, 2003, was $43,161, or $4.77% of revenue. The gross profit relates to the sale of units at the Sea Garden project

         OPERATING EXPENSES

         Operating expenses for the year ended December 31, 2003, were $101,025, or 11.16% of revenue, as compared to $661,384, for the year ended December 31, 2002. Operating expenses in 2003 consisted of $69,500 in consulting and professional fees and $31,525 in general and administrative expenses. The decrease of $560,359 from 2002 to 2003 was almost entirely attributable to a decrease in consulting and professional fees, which equaled $631,756 in 2002.

         OTHER INCOME (EXPENSE)

         Other income (expense) for the year ended December 31, 2003, was a net expense of $82,015, an increase of $73,995, as compared to a net expense of $8,020 for the year ended December 31, 2002. The increase in other expense in 2003 was primarily attributable to $88,038 in interest expense from loans used in the construction of two buildings at Sea Gardens and the two mortgages on the remaining land at the Sea Garden project.

         NET LOSS

         The Company had a net loss of $132,822 for the fiscal year ended December 31, 2003, as compared to a net loss of $666,263 for the fiscal year ended December 31, 2002. The decrease of $533,441 was mostly attributable to the $560,359 decrease in consulting and professional fees in 2003. In addition, Altrimega generated revenue and minimal gross profit in 2003.

         LIQUIDITY AND CAPITAL RESOURCES

         The Company's financial statements have been prepared on a going concern basis that contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company realized net income of $48,964and incurred a net loss of $(11,121) for the periods ended September 30, 2004 and September 30, 2003, respectively, and has an accumulated deficit of $816,044 at September 30, 2004. As of September 30, 2004, we had total assets of $1,645,916 and total liabilities of $2,031,451, a difference of $385,535. Additionally, our current assets were $1,551,356 and our current liabilities were $2,031,451, creating a working capital deficit of $480,095. The majority of the assets, $1,500,577 consist of building sites contained within the Sea Garden town home community.

         Consequently, the majority of our liabilities, $1,539,7885 are mortgage loans on the Sea Garden assets. Accounts payable to related parties equal to $263,688 are also included in our liabilities. Management recognizes that the Company must generate or obtain additional capital to enable it to continue operations. Management is planning to obtain additional capital principally through the sale of equity securities. The realization of assets and satisfaction of liabilities in the normal course of business is dependent upon the Company obtaining additional equity capital and ultimately obtaining profitable operations. However, no assurances can be given that Altrimega will be successful in these activities. Should any of these events not occur, the accompanying consolidated financial statements will be materially affected.

         We had limited operations and revenues during the period ended September 30, 2004. Our shortfall in working capital has been met through advances from our president, John Gandy, and other shareholders who have advanced funds to pay expenses incurred by the Company from time to time. At no time during the period did these short term loans exceed $50,000.

         For the nine months ended September 30, 2004, the Company provided net cash in operations of $353,037, no cash for investing activities and had $398,143 in cash provided by financing activities.

         Cash provided by operating activities was $549,342 for the year ended December 31, 2003, compared to cash used of $1,394,603 for 2002. The decrease in cash used was due primarily to the sale of properties at the Sea Garden project and the decreased loss from continuing operations.

         Cash used by financing activities was $594,656 during fiscal year 2003, compared to cash provided by financing activities of $1,441,656 during the same period in 2002. This difference was mainly due to payments on notes payable of $594,656 in 2003 and proceeds from notes payable of $1,493,656 in 2002.

         We anticipate that we will require significant capital to maintain our corporate viability and execute our plan to develop real estate projects. We anticipate necessary funds will most likely be provided by our existing shareholders, our officers and directors, and outside investors. We will require significant loan guarantees to acquire properties for development and to complete construction on any additional construction projects. We may be required to pledge equity in the Company to induce individuals, officers or directors or other shareholders to guarantee our loans when necessary.

         The Company is at present meeting its current obligations from its monthly cash flows, which during 2003, and to date in 2004 has included cash from operations, investor capital, and loans from related parties. However, due to insufficient cash generated from operations, The Company currently does not have internally generated cash sufficient to pay all of its incurred expenses and other liabilities. As a result, the Company is dependent on investor capital and loans to meet its expenses and obligations. Although related party loans have allowed the Company to meet its obligations in the recent past, there can be no assurances that the Company's present methods of generating cash flow will be sufficient to meet future obligations. There can be no assurances that the Company will be able to raise sufficient additional capital in the future.

         We have incurred losses since inception. Management believes that it will require approximately $150,000 in additional capital to fund overall Company operations for the next twelve months. This amount does not include monies necessary to construct new townhouse units at Sea Garden. The Company currently has approximately $44,640 in cash and cash equivalents as of September 30, 2004.

         Plan Of Operation For 2004

         As of September 30, 2004, the Company currently derives it revenue from the sale of developed or undeveloped real estate parcels. At present, the Company has one project generating revenues, Sea Garden Town Homes, located in North Myrtle Beach, South Carolina These Town Homes sell in the $95,000 to $105,000 range per Town Home unit. Fifteen units have been completed year to date and eleven of these units have been sold. Thirty-three additional units are under construction and are scheduled for completion by the end of the first quarter of 2005. The Company anticipates based on current sales, deposits and demand for new units that all units will be sold by the end of the first quarter of 2005.


         It is important for the Company to raise capital funds through the sale of its common stock in order to provide funding for additional projects. The projected revenues and subsequent net earnings from the Sea Garden project are not adequate to cover the Company's annual operating costs on an ongoing basis.

         The Company's current intentions are to locate, evaluate and proceed to finance and develop multiple projects located primarily in the Myrtle Beach, South Carolina area and the Carolinas area of the United States. Management believes that these areas provide the population growth necessary to achieve profits from new construction projects. For the last three years, Horry County, South Carolina has been one of the top three fastest growing counties in the United States. In 1997, Horry County showed a population of only 180,000. Based on current projections and the 2000 census data, the county will have a permanent population of 500,000. The principal industries of the area are tourism related. Myrtle Beach is considered a drive-in market, where tourists will drive their cars rather than fly to the destination. The tourism industry in Myrtle Beach has developed three seasons, spring golf, summer beach vacations and fall golf. The spring and fall golf seasons bring approximately 150,000 visitors per week to play on the areas over 100 golf courses. The summer vacation season brings in approximately 400,000 visitors per week. The average tourist stay is one week.

         The Company's business strategy includes a focus on interval ownership properties, also known as time-share properties, that cater to this major tourism industry. As well, the Company intends to develop projects in the medium price ranges for the areas permanent service industry population.

         Management intends to attempt to seek out low-risk projects that do not require large financing commitments. In addition, we will continue to evaluate projects throughout the Carolinas in high growth areas.

         At present, the Company has no other real estate projects.

         Our continuation as a going concern is dependent on our ability to meet our obligations and obtain additional debt or equity financing required until we generate sufficient earnings. Until such time as these projects are generating earnings, we have taken the following steps to revise our operating and financial requirements in an effort to enable us to continue in existence:

          o    We  have  reduced   administrative   expenses  to  a  minimum  by
               consolidating management responsibilities to our president and chief executive officer.

          o    We intend to seek either equity or further debt funding.

          o We intend to attempt to obtain the professional services of third-parties through favorable financing arrangements or payment by the issuance of our common stock.

         We believe that the foregoing plan should enable us to generate sufficient funds to continue its operations for the next twelve months.

         Management  has  implemented  this  plan to  attempt  to  overcome  the
Company's serious going concern conditions. The first step is to reduce operating costs. To this end the Company's President and Chief Executive Officer, John Gandy, has assumed almost all of the Company's functions from sales and marketing, locating and evaluating new real estate projects, most accounting functions, shareholder relations and general administrative functions. Mr. Gandy has foregone any compensation for the last half of 2003, and has committed to continue with no compensation through at least the first six months of 2004. The Company's Chief Financial Officer is receiving no compensation. The Company anticipates reduced consulting expense in the next fiscal year. Only one consultant is on hand for additional help in evaluating projects and working with the accounting and reporting functions of the Company. Administrative expenses, including mostly legal and accounting charges, will constitute the largest expense items for the year. The Company has made arrangements with these outside professionals to work more efficiently with them to help reduce the overall costs associated with these services.

         In addition, the Company has located some potential sources of equity financing that could contribute to the Company's financial requirements in the upcoming fiscal year. This element is especially critical to the Company's going concern situation. Before these sources can be fully explored, the Company must complete the approval of the Proposals.

         The Company plans to continue operating with small administrative and consulting fees in the next fiscal year in order to continue operations. Continuing to work with its accounting and legal professionals more efficiently, the Company plans to reduce its fees for such services. In addition, the Company plans to utilize only one consultant for accounting services.

         The Company's future capital requirements will depend on many factors, including an increase in the Company's real estate projects, and other factors including the results of future operations.

         From time to time, Altrimega may evaluate potential acquisitions involving complementary businesses, content, products or technologies. As of September 30, 2004, Altrimega had no agreements or understanding with respect to any such acquisition. Altrimega's future capital requirements will depend on many factors, including an increase in Altrimega's real estate projects, and other factors including the results of future operations. However, on December 17, 2004, Altrimega Health Corporation, d/b/a Creative Holdings & Marketing Corporation signed a definitive Share Exchange Agreement to acquire all of the outstanding shares of common stock of Top Gun Sports & Entertainment, Inc., in exchange for the issuance of 15,750,000 shares of the Altrimega Health Corporation common stock to the current shareholders of Top Gun Sports &
Entertainment, Inc. The closing of the transaction is conditioned upon Altrimega's shareholders approving a change of the Company's name to Top Gun Sports & Entertainment, Inc., a 1-for-1,000 reverse stock split, and Top Gun Sports receiving a minimum of $750,000 through a private placement of convertible debt.

         For the next 12 months we anticipate that we will need $750,000 to continue to fund basic operations and to develop the Top Gun Sports operations.

         The financial statements and information concerning Top Gun Sports and pro forma financial statements are included in this Information Statement under "Business Combination".

         NEW ACCOUNTING PRONOUNCEMENTS

         In July 2001, the FASB issued SFAS No. 143, Accounting for Obligations Associated with the Retirement of Long-Lived Assets. SFAS No. 143 establishes accounting standards for the recognition and measurement of an asset retirement obligation and its associated asset retirement cost. It also provides accounting guidance for legal obligations associated with the retirement of tangible long-lived assets. SFAS No. 143 is effective in fiscal years beginning after June 15, 2002, with early adoption permitted. The adoption of SFAS No. 143 did not have a material impact on the Company's financial statements.

         In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinued operations. SFAS 144 superseded Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, and APB Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. The provisions of SFAS No. 144 are effective in fiscal years beginning after December 15, 2001, with early adoption permitted, and in general are to be applied prospectively. The adoption of SFAS No. 144 did not have a material impact on the Company's financial statements for the years ended December 31, 2003 and 2002.

         In July 2002, the FASB issued Statement No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses financial accounting and reporting for costs associated with exit or disposal activities, such as restructurings, involuntarily terminating employees, and consolidating facilities initiated after December 31, 2002. The implementation of SFAS No. 146 did not have a material effect on the Company's financial statements for the years ended December 31, 2003 and 2002.

         In April 2003, the FASB issued SFAS No. 149, Amendment of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. SFAS No. 149 amends SFAS No. 133 for decisions made (1) as part of the Derivatives Implementation Group process that effectively required amendments to SFAS No. 133, (2) in connection with other Board projects dealing with financial instruments, and (3) in connection with implementation issues raised in relation to the application of the definition of a derivative. The Statement clarifies under what circumstances a contract with an initial net investment meets the characteristics of a derivative discussed in paragraph 6(b) of SFAS No. 133, clarifies when a derivative contains a financing component, amends the definition of underlying to conform it to language used in FASB Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, and amends certain other existing pronouncements. Those changes will result in more consistent reporting of contracts as either derivatives or hybrid instruments. This statement is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The implementation of SFAS No. 149 did not have a material on the Company's financial statements.

         In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. In addition, the Statement requires an issuer to classify certain instruments with specific characteristics described in it as liabilities. This Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The implementation of SFAS No. 150 is not expected to have a material effect on the Company's financial statements.


DISAGREEMENTS WITH ACCOUNTANTS

         To the Company's knowledge, the Company has had no disagreements with its certified public accountants with respect to accounting practices or procedures of financial disclosure. The Company had difficulty contacting its former accountants, Sellers & Anderson, L.L.C., and ultimately on March 29, 2004, Altrimega changed its accountants to L. L. Bradford, LLC. The Company filed a corresponding Form 8-K on April 14, 2004.

                              BUSINESS COMBINATION

         On December 17, 2004, the Company, Top Gun Sports, and the shareholders of Top Gun Sports entered into a Share Exchange Agreement relating to a share exchange transaction. Pursuant to the Share Exchange Agreement, the Company shall receive 100% of the outstanding common stock of Top Gun Sports, and the shareholders of Top Gun Sports shall receive 15,750,000 post reverse split shares of the Company's common stock. The closing of the transaction is contingent on the Company completely the 1-for-1000 reverse stock-split that is subject of this Information Statement and Top Gun Sports raising a minimum of $750,000 in convertible debt.

         No federal or state regulatory approvals are necessary for the consummation of the transaction. No reports, opinions or approvals will be received from any outside party in connection with the transaction.

         There were no negotiations, transactions or material contracts between the Company and Top Gun Sports other than concerning the Business Combination. The negotiation concerning the Business Combination began in mid October, 2004. There were no agreements between the Company, its offering and directors, on the one hand, and Top Gun Sports, its officers and directors on the other hand, except for the Business Combination related agreements.

         While Top Gun Sports has no operating history, it intends to build and operate a professional, state-of-the-art multi-venue motorsports and entertainment facilities. Top Gun Sports also intends to pursue acquisitions of motorsports and entertainment facilities and companies across the U.S. Top Gun Sports' first location is slated to be on county-owned land in Yaphank-Suffolk County, Long Island. Top Gun Sports intends to enter into a public/private joint venture with Suffolk County on approximately 376 acres of land in the area west of Yaphank Avenue in the Town of Brookhaven, adjacent to the Grucci Fireworks plant, the Firematic training facility and the county prison farm. Top Gun Sports intends to build the facility in a multi-phased process by which major revenue can be generated by operating venues as they are completed. The family-friendly facility will provide reasonable, affordable sports, recreation and entertainment to all. The construction will be done with the utmost importance and respect given to preserving, sustaining and protecting the environment of the facility and neighboring communities. The Top Gun Sports project will fulfill the need Top Gun Sports believes exists for a major legal motorsport destination on Long Island.

         As a condition precedent to the Company closing the share exchange agreement with Top Gun Sports, Top Gun Sports must complete a private placement raising a minimum of $750,000 and a maximum of $1,500,000 through the sale of 2-year, 9% convertible notes. The fixed conversion price of the convertible notes is $0.50 per share of common stock. Top Gun Sports shall issue a warrant to purchase 1 share of stock at an exercise price of $1.50 per share for each $1.00 of convertible notes purchased.

                              FINANCIAL STATEMENTS
                     OF TOP GUN SPORTS & ENTERTAINMENT, INC.

DONAHUE ASSOCIATES, L.L.C.
27 BEACH ROAD, SUITE CO5-A
MONMOUTH BEACH, NJ.    07750
PHONE: (732) 229-7723


                          INDEPENDENT AUDITOR'S REPORT

The Shareholders
Top Gun Sports & Entertainment Inc.
(a Development Stage Company)


We have audited the accompanying balance sheet of Top Gun Sports & Entertainment Inc. (a development stage company) as of September 26, 2004 and the related statement of operations and statement of changes in shareholders' equity and cash flows for the period from inception, March 30, 2004 to September 26, 2004. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted by the Public Company Accounting Oversight Board in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Top Gun Sports & Entertainment Inc. (a development stage company) as of September 26, 2004 and the related statement of operations and statement of changes in shareholders' equity and cash flows for the period from inception, March 30, 2004 to September 26, 2004 in conformity with generally accepted accounting principles generally accepted in the United States of America.

As more fully discussed in Note 2 to the financial statements, there are significant matters concerning the Company that raise substantial doubt as to the ability of the Company to continue as a going concern. Management's plans with regard to these matters are also described in Note 2 to the financial statements. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets or the amounts and classifications of recorded liabilities that might be necessary in the event that the Company cannot continue in existence.

Monmouth Beach, New Jersey
October 7, 2004

                       TOP GUN SPORTS & ENTERTAINMENT INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                            AS OF SEPTEMBER 26, 2004


ASSETS

Current assets:
   Cash                                                              $  28,280
                                                                     ---------
     Total current assets                                               28,280
                                                                     ---------

                Total assets                                         $  28,280
                                                                     =========


LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities:
   Accounts payable                                                  $   1,715
                                                                     ---------
     Total current liabilities                                           1,715

Convertible debentures payable- net                                     33,009

Shareholder's equity:
    Preferred stock, no stated dividend, authorized
      25 million shares; none issued
   Common stock, $.0001 par value-50 million
     shares authorized; 20,100,000 shares issued
     and outstanding                                                 $   2,010
   Additional paid in capital                                          134,455
   Accumulated deficit during the development stage                   (142,909)
                                                                     ---------
                Total shareholder's deficit                             (6,444)
                                                                     ---------

                Total liabilities & shareholder's deficit            $  28,280
                                                                     =========


               PLEASE SEE THE NOTES TO THESE FINANCIAL STATEMENTS.

                       TOP GUN SPORTS & ENTERTAINMENT INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
              FROM INCEPTION, MARCH 30, 2004 TO SEPTEMBER 26, 2004



General and administrative expenses:

  Salaries                                                          $   118,865
  Consulting fees                                                        17,220
  Administration                                                            465
  Professional fees                                                       6,250
                                                                    -----------

Total general and administrative expenses                               142,800
                                                                    -----------

Net loss before other expense:                                         (142,800)

Other expense:
  Interest expense                                                         (109)
                                                                    -----------

Net loss before provision for income tax                               (142,909)

Provision for income taxes                                                    0
                                                                    -----------

Net loss                                                            ($  142,909)
                                                                    ===========


Basic & fully diluted loss per common share                         ($     0.01)

Weighted average of common shares outstanding:
 Basic & fully diluted                                                9,951,233



               PLEASE SEE THE NOTES TO THESE FINANCIAL STATEMENTS.

                       TOP GUN SPORTS & ENTERTAINMENT INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
              FROM INCEPTION, MARCH 30, 2004 TO SEPTEMBER 26, 2004


Operating Activities:
  Net loss                                                           ($142,909)
  Adjustments to reconcile net loss items
    not requiring the use of cash:
   Interest expense                                                        109
   Salaries                                                            118,865
   Consulting fees                                                      10,500
   Professional fees                                                     5,000
Changes in other operating assets and liabilities:
   Accounts payable                                                      1,715
                                                                     ---------
Net cash used by operating activities                                   (6,720)

Financing Activities:
   Issuance of convertible debentures                                $  35,000
                                                                     ---------

Net cash provided by financing activities                               35,000
                                                                     ---------

Net increase in cash during the period                                  28,280

Cash balance at inception, March 30, 2004                                    0
                                                                     ---------

Cash balance at September 30, 2004                                   $  28,280
                                                                     =========


Supplemental disclosures of cash flow information:
     Interest paid during the period                                 $       0
     Income taxes paid during the period                             $       0




               PLEASE SEE THE NOTES TO THESE FINANCIAL STATEMENTS.

                       TOP GUN SPORTS & ENTERTAINMENT INC.
                          (A DEVELOPMENT STAGE COMPANY)
                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
              FROM INCEPTION, MARCH 30, 2004 TO SEPTEMBER 26, 2004


                                                                                                Accumulated
                                                                                                  Deficit
                                            Common            Common                              during
                                            Stock             Stock           Additional        Development
                                           (Shares)        (Par value)      Paid in Capital        Stage            Total

Balance at Inception, March 30, 2004               0               $0                 $0                 $0             $0

Issuance of common stock
  for services                            20,100,000            2,010            132,355                           134,365

Beneficial conversion feature                                                        840                               840

Detachable warrants issued                                                         1,260                             1,260

Net loss for the period                                                                           (142,909)      (142,909)
                                        -------------    -------------   ----------------    ---------------    -----------

Balance at September 30, 2004             20,100,000           $2,010           $134,455         ($142,909)       ($6,444)
                                        =============    =============   ================    ===============    ===========



               PLEASE SEE THE NOTES TO THESE FINANCIAL STATEMENTS.

                       TOP GUN SPORTS & ENTERTAINMENT INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS
              FROM INCEPTION, MARCH 30, 2004 TO SEPTEMBER 26, 2004


NOTE 1.  ORGANIZATION OF THE COMPANY AND SIGNIFICANT ACCOUNTING PRINCIPLES

Top Gun Sports & Entertainment Inc. (the "Company") is a privately held corporation formed in March 2004 in the state of Delaware. The Company is currently headquartered in Bohemia, New York.

The Company has no business operations to date.

USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make reasonable estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses at the date of the financial statements and for the period they include. Actual results may differ from these estimates.

Cash and interest bearing deposits- For the purpose of calculating changes in cash flows, cash includes all cash balances and highly liquid short-term investments with an original maturity of three months or less.

LONG LIVED ASSETS - The Company reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount.

INCOME TAXES - The Company accounts for income taxes in accordance with the Statement of Accounting Standards No. 109 (SFAS No. 109), "Accounting for Income Taxes". SFAS No. 109 requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed annually for differences between financial statement and income tax bases of assets and liabilities that will result in taxable income or deductible expenses in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets and liabilities to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period adjusted for the change during the period in deferred tax assets and liabilities.

DEVELOPMENT STAGE COMPANY - the Company has had no operations or revenues since its inception and therefore qualifies for treatment as a development stage company as per Statement of Financial Accounting Standards (SFAS) No. 7. As per SFAS No.7, financial transactions are accounted for as per generally accepted accounted principles. Costs incurred during the development stage are accumulated in "losses accumulated during the development stage" and are reported in the Stockholders' Equity section of the balance sheet.

RECENT ACCOUNTING PRONOUNCEMENTS:

In  October  2002,  the FASB  issued  SFAS No.  147,  "Acquisitions  of  Certain
Financial Institutions"(SFAS 146). The statement provides guidance on the accounting for the acquisition of a financial institution where the excess of the fair value of liabilities assumed over the fair value of tangible and intangible assets acquired represents goodwill. Management has concluded that the adoption of SFAS 147 would not have had a material impact on the Company's financial position or results of operations.

In December 2002, The FASB issued FAS No. 148, "Accounting for Stock-Based Compensation Transition and Disclosure, an amendment of FASB Statement No. 123". This statement expands the disclosure requirements with respect to stock-based compensation. The transition guidance and annual disclosure provisions of SFAS No. 148 are effective for fiscal years ending after December 15, 2002. The adoption of SFAS No. 148 did not impact the Company's financial position or results of operations.

                       TOP GUN SPORTS & ENTERTAINMENT INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS
              FROM INCEPTION, MARCH 30, 2004 TO SEPTEMBER 26, 2004


NOTE 2. GOING CONCERN CONSIDERATIONS

The accompanying financial statements have been presented in accordance with generally accepted accounting principals, which assume the continuity of the Company as a going concern. However, during the period from the Company's inception on March 30, 2004 through September 26, 2004, the Company has experienced, and continues to experience, certain going concern issues related to profitability.

The Company incurred a net loss of $142,909 since its inception and has no business operations from inception on March 30, 2004 through September 26, 2004.

Management's plans with regard to this matter are as follows:

     o    To complete a purchase or a merger with a publicly held company

     o    Raise $1,500,000 by issuing additional convertible promissory notes.

     o    Continue to explore opportunities in the sports entertainment market


NOTE 3. FAIR VALUES OF FINANCIAL INSTRUMENTS

The value of cash and accounts payables is estimated to approximate fair market value at September 26, 2004.


NOTE 4.  NET LOSS PER SHARE

The Company applies SFAS No. 128, "Earnings per Share" to calculate loss per share. In accordance with SFAS No. 128, basic net loss per share has been computed based on the weighted average of common shares outstanding during the years. Fully diluted loss per share includes the dilutive effects of outstanding common stock equivalents. The effects of the instruments convertible into common stock (see Note 6) at September 26, 2004 were not included in calculating loss per share since their inclusion would be ant-dilutive.

The weighted average of common shares outstanding has been computed as follows:

           Shares issued and outstanding               20,100,000
                                                       ==========

           Weighted average shares outstanding          9,951,233
                                                       ==========

NOTE 5. CONCENTRATION OF CREDIT RISK

The Company relies on the financial support of its creditors and majority shareholder. A withdrawal of this support would have a material adverse affect on the Company's financial position and its ability to continue to operate as a going concern.

NOTE 6.  ISSUANCE OF CONVERTIBLE DEBENTURES

In September 2004, the Company received proceeds of $35,000 by issuing convertible debt with detachable warrants to purchase common shares.

                       TOP GUN SPORTS & ENTERTAINMENT INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS
              FROM INCEPTION, MARCH 30, 2004 TO SEPTEMBER 26, 2004

The debentures are unsecured and mature in September 2006 at an interest rate of 9%. The debentures plus accrued interest are convertible in September 2005 at $0.50 per share. As a result of the transaction, the Company allocated $840 to a beneficial conversion feature. The beneficial conversion feature is being amortized to interest expense in the statement of operations.

The debentures also have detachable warrants that entitle the holder to purchase 35,000 shares of common stock at an exercise price of $1.50. The warrants expire in September 2006. As a result of the transaction, the Company allocated $1,260 of the proceeds to the detachable warrants.


NOTE 7. PROVISION FOR INCOME TAX

       Provision for income taxes is comprised of the following for the period:

       Net loss before provision for income taxes                   ($142,800)
                                                                   ============
       Current tax expense:

       Federal                                                              $0
       State                                                                 0
                                                                   ------------
       Total                                                                $0

       Less deferred tax benefit:

       Loss carry-forward                                                1,579
       Allowance for recoverability                                     (1,579)
                                                                   ------------
       Provision for income taxes                                           $0
                                                                   ============

       A reconciliation of provision for income taxes at the statutory rate to provision for income taxes at the Company's effective tax rate is as follows:

       Statutory U.S. federal rate                                         15%
       Statutory state and local income tax                                10%
       Less allowance for tax recoverability                              -25%
                                                                   ------------
       Effective rate                                                       0%
                                                                   ============

       Deferred income taxes are comprised of the following:

       Loss carry-forward                                              ($1,579)
       Allowance for recoverability                                      1,579
                                                                   ------------
       Deferred tax benefit                                                 $0
                                                                   ============

       Note: The deferred tax benefit arising from the loss expires in fiscal 2024 and may not be recoverable upon the purchase of the Company under current IRS statutes.

                       TOP GUN SPORTS & ENTERTAINMENT INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS
              FROM INCEPTION, MARCH 30, 2004 TO SEPTEMBER 26, 2004


NOTE 8. ISSUANCES OF COMMON STOCK

In March 2004, the Company issued 18,850,000 shares of common stock to the chief executive officer of the Company for services rendered valued at $118,865.

In May 2004, the Company issued 1,050,000 shares of common stock to consultants of the Company for services rendered valued at $10,500.

In September 2004, the Company issued 200,000 shares of common stock to a consultant of the Company for services rendered valued at $5,000.


NOTE 9. COMMITMENTS AND CONTINGENCIES

The Company is not committed to any operating lease for office space or capital leases for equipment.


NOTE 10. RELATED PARTY TRANSACTIONS

The chief executive officer and majority shareholder provided office space to the Company at no cost during the period from inception, March 30, 2004 to September 26, 2004.


NOTE 11. AUTHORIZATION OF PREFERRED SHARES

In March 2004, the Company authorized 25 million shares of preferred stock. The preferred stock has no stated par value and has no stated dividend preference. There is no preferred stock issued and outstanding at September 26, 2004.

                         PRO FORMA FINANCIAL INFORMATION

         Attached are the pro forma financial information relating to the potential Business Combination between the Company and Top Gun Sports.

DONAHUE ASSOCIATES, L.L.C.
27 BEACH ROAD, SUITE CO5-A
MONMOUTH BEACH, NJ.  07750
PHONE: (732) 229-7723


The Shareholders
Top Gun Sports & Entertainment Inc.
(a Development Stage Company)

We have examined the pro-forma adjustments reflecting the reverse acquisition of Altrimega Health Corporation described in Note 1 and the application of those adjustments to the historical amounts in the accompanying pro-forma consolidated balance sheet as of November 30, 2004 and the pro-forma consolidated statement of operations, the pro-forma changes in consolidated cash flows and consolidated shareholders' equity from inception, March 30, 2004 through November 30, 2004. The historical financial statements are derived from the historical financial statements of Top Gun Sports & Entertainment Inc., which were audited by us, and of Altrimega Health Corporation, which were reviewed by other accountants, appearing elsewhere herein. Such pro-forma adjustments are based on management's assumptions described in Note 2. Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included such procedures as we considered necessary in the circumstances.

The objective of the pro-forma financial information is to show the significant effects of the historical financial information might have been had the acquisition occurred at an earlier date. However the pro-forma consolidated financial statements are not necessarily indicative of the results of operations or related effects on the financial position that would have been attained had the above mentioned acquisition actually occurred earlier.

In our opinion, management's assumptions provide a reasonable basis for presenting the significant effects directly attributable to the acquisition of Altrimega Health Corporation described in Note 1, the related pro-forma adjustments give appropriate effect to those assumptions, and the proper application of those adjustments to the historical financial statements amounts in the pro-forma consolidate balance sheet as of November 30, 2004, and the pro-forma consolidated statement of operations, and pro-forma consolidated statement of cash flows and changes in shareholders' equity from inception, March 30, 2004 through November 30, 2004.

/s/:  Donahue Associates
Monmouth Beach, New Jersey
October 7, 2004, except for the pro-forma consolidated financial statements as to which date is December 7, 2004

                       TOP GUN SPORTS & ENTERTAINMENT INC.
                          (A DEVELOPMENT STAGE COMPANY)
                      PRO-FORMA CONSOLIDATED BALANCE SHEET
                             AS OF NOVEMBER 30, 2004
                                   (UNAUDITED)


ASSETS

Current assets:
   Cash ($750,000 pro-forma)                                        $   823,459
   Accounts receivable                                                   59,560
   Prepaid expenses                                                       5,600
                                                                    -----------
     Total current assets                                               888,619

Other assets:
   Property held for resale                                           1,500,577
   Security deposits                                                     35,000
                                                                    -----------
     Total other assets                                               1,535,577
                                                                    -----------

                   Total assets                                     $ 2,424,196
                                                                    ===========

LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities:
   Accounts payable ($50,000 pro-forma)                             $    51,715
                                                                    -----------
     Total current liabilities                                           51,715

Convertible debentures payable- net                                      33,009
Notes payable                                                         1,539,788
                                                                    -----------
     Total liabilities                                                1,624,512

Shareholder's equity:
    Preferred stock, no stated dividend, authorized
      25 million shares; none issued
   Common stock, $.0001 par value-250 million
     shares authorized; 52,100,000 shares issued
     and outstanding                                                $     5,215
   Additional paid in capital                                         3,977,827
   Accumulated deficit during the development stage                  (3,183,358)
                                                                    -----------
                   Total shareholder's deficit                          799,684
                                                                    -----------

                   Total liabilities & shareholder's deficit        $ 2,424,196
                                                                    ===========


       PLEASE SEE THE ASSUMPTIONS TO THESE PRO-FORMA FINANCIAL STATEMENTS.

                       TOP GUN SPORTS & ENTERTAINMENT INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
               FROM INCEPTION, MARCH 30, 2004 TO NOVEMBER 30, 2004
                                   (UNAUDITED)


                                                                FROM INCEPTION,
                                                                   30-MAR-04
                                                                  TO 11/30/04

General and administrative expenses:

  Salaries                                                       $    118,865
  Consulting fees                                                      17,220
  Impairment expense (all pro-forma)                                2,990,449
  Administration                                                          465
  Professional fees ($50,000 pro-forma)                                56,250
                                                                 ------------

Total general and administrative expenses                           3,183,249
                                                                 ------------

Net loss before other expense:                                     (3,183,249)

Other expense:

  Interest expense                                                       (109)
                                                                 ------------

Net loss before provision for income tax                           (3,183,358)

Provision for income taxes                                                  0
                                                                 ------------

Net loss                                                         $ (3,183,358)
                                                                 ============

Basic & fully diluted loss per common share                      ($      0.17)

Weighted average of common shares outstanding:

 Basic & fully diluted                                             18,340,548




      PLEASE SEE THE ASSUMPTIONS TO THESE PRO-FORMA FINANCIAL STATEMENTS.

                       TOP GUN SPORTS & ENTERTAINMENT INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 PRO-FORMA CONSOLIDATED STATEMENT OF CASH FLOWS
               FROM INCEPTION, MARCH 30, 2004 TO NOVEMBER 30, 2004
                                   (UNAUDITED)


                                                                 FROM INCEPTION,
                                                                    30-MAR-04
                                                                   TO 11/30/04

Operating Activities:
  Net loss (pro-forma)                                            $(3,183,358)
  Adjustments to reconcile net loss items
    not requiring the use of cash:
      Impairment expense (all pro-forma)                            2,990,449
      Interest expense                                                    109
      Salaries                                                        118,865
      Consulting fees                                                  10,500
      Professional fees                                                 5,000
Changes in other operating assets and liabilities:
      Accounts payable ($50,000 pro-forma)                             51,715
                                                                  -----------
Net cash used by operating activities                                  (6,720)

Investing activities
      Cash acquired in purchase of Altrimega                      $    45,179
                                                                  -----------
Net cash used by investing activities                                  45,179

Financing Activities:
      Issuance of common stock (pro-forma)                        $   750,000
      Issuance of convertible debentures                               35,000
                                                                  -----------
Net cash provided by financing activities                             785,000
                                                                  -----------

Net increase in cash during the period                                823,459

Cash balance at inception, March 30, 2004                                   0
                                                                  -----------

Cash balance at November 30, 2004                                 $   823,459
                                                                  ===========

Supplemental disclosures of cash flow information:
     Interest paid during the period                              $         0
     Income taxes paid during the period                          $         0



       PLEASE SEE THE ASSUMPTIONS TO THESE PRO-FORMA FINANCIAL STATEMENTS.

                       TOP GUN SPORTS & ENTERTAINMENT INC.
                          (A DEVELOPMENT STAGE COMPANY)
       PRO-FORMA CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
              FROM INCEPTION, MARCH 30, 2004 TO SEPTEMBER 26, 2004
                                   (UNAUDITED)

                                                                                              ACCUMULATED
                                         COMMON            COMMON            ADDITIONAL      DEFICIT DURING
                                          STOCK             STOCK              PAID IN        DEVELOPMENT
                                        (SHARES)         (PAR VALUE)           CAPITAL           STAGE             TOTAL

Balance at Inception, March 30, 2004             0               $0                  $0                 $0               $0

Issuance of common stock
  for services                          20,100,000            2,010             132,355                             134,365

Beneficial conversion feature                                                       840                                 840

Detachable warrants issued                                                        1,260                               1,260

Issued shares to pay outstanding
bills                                    5,000,000              500             491,163                             491,663

Purchase of Altrimega Health Corp.      26,049,140            2,605           2,602,309                           2,604,914

Issuance of common stock                 1,000,000              100             748,553                             748,653

Detachable warrants issued                                                        1,347                               1,347

Net loss for the period                                                                        (3,183,358)      (3,183,358)
                                       ------------    -------------    ----------------    ---------------    -------------

Balance at November 30, 2004            52,149,140           $5,215          $3,977,827       ($3,183,358)         $799,684
                                       ============    =============    ================    ===============    =============



       PLEASE SEE THE ASSUMPTIONS TO THESE PRO-FORMA FINANCIAL STATEMENTS.

                       TOP GUN SPORTS & ENTERTAINMENT INC.
                          (A DEVELOPMENT STAGE COMPANY)
      NOTES TO THE (UNAUDITED) PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
               FROM INCEPTION, MARCH 30, 2004 TO NOVEMBER 30, 2004


NOTE 1.  ORGANIZATION OF THE COMPANY AND BASIS OF PRESENTATION

The pro-forma financial statements presented assumes the successful acquisition of Top Gun Sports & Entertainment Inc. by Altrimega Health Corporation detailed in the Form 8-K filed by Altrimega Health Corporation with the Securities and Exchange Commission dated October 13, 2004. The pro-forma financial information presented is not necessarily indicative of what would have occurred had the transaction taken place at a different date.

The pro-forma financial information should be read in conjunction with the historical financial statements of both Top Gun Sports & Entertainment Inc. and Altrimega Health Corporation presented herein.

Top Gun Sports is a privately held corporation formed in March 2004 in the state of Delaware. The Company is currently headquartered in Bohemia, New York.

The Company has no business operations to date.

On October 13, 2004, Top Gun Sports signed a letter of intent to be purchased by Altrimega Health Corp. (AHC) for 26 million shares of AHC. The transaction will be accounted for as a reverse acquisition with TGS deemed to be the accounting acquirer and will ultimately be for 15,000,000 shares of AHC common stock.

Upon the acquisition, Top Gun Sports recognized $3,096,577 of goodwill, which management deemed impaired since future discounted cash flows from the asset purchased could not be reasonably assured. Consequently, the pro-forma consolidated statement of operations recognizes an impairment charge of $3,96,577.


NOTE 2. ASSUMPTIONS USED BY MANAGEMENT IN CONSTRUCTING THE PRO-FORMA FINANCIAL STATEMENTS.

         (a) AHC will effect a 1,000 for 1 share reverse split of its common stock prior to acquisition reducing its current issued outstanding shares from 49,139,950 shares to 49,140 shares.

         (b) Top Gun Sports and AHC will be successful in negotiating with the vendors and related parties of AHC currently owed $491,663 to accept 5 million shares of common stock of Top Gun Sports after the acquisition.

         (c) Top Gun Sports will be successful in raising $750,000 by issuing 2-year, 9% convertible notes with $750,000 detachable common stock purchase warrants exercisable at $1.50 per share prior to acquisition. The acquisition is contingent upon the success of this offering.

         (d) Top Gun Sports will be able to successfully effect the acquisition for $50,000 in legal and accounting fees.

                                  PROPOSAL 1 -

 AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO TOP
                        GUN SPORTS & ENTERTAINMENT, INC.

         Our Company's Board of Directors proposed an amendment to our Company's Articles of Incorporation to change our Company's name from Altrimega Health Corporation to Top Gun Sports & Entertainment, Inc.

         The amendment to our Company's Articles of Incorporation shall be filed with the Nevada Secretary of State so that the first paragraph of Article I of the Articles of Incorporation shall be as follows:

           "The name of the corporation is Top Gun Sports & Entertainment, Inc."

         Our Company's Board of Directors believes that it is desirable to have the Company change its name in light of our share exchange agreement with Top Gun Sports and change in our business focus to the sports & entertainment industry. Moreover, the Company is no longer in the health care industry.

         On December 17, 2004, the Company, Top Gun Sports, and the shareholders of Top Gun Sports entered into a Share Exchange Agreement relating to a share exchange transaction. Pursuant to the Share Exchange Agreement, the Company shall receive 100% of the outstanding common stock of Top Gun Sports, and the shareholders of Top Gun Sports shall receive 15,750,000 post reverse split shares of the Company's common stock. The closing of the transaction is contingent on the Company completing the 1-for-1000 reverse stock-split that is subject of this Information Statement.

         While Top Gun Sports has no operating history, it intends to build and operate a professional, state-of-the-art multi-venue motorsports and entertainment facilities. Top Gun Sports also intends to pursue acquisitions of motorsports and entertainment facilities and companies across the U.S. Top Gun Sports' first location is slated to be on county-owned land in Yaphank-Suffolk County, Long Island. Top Gun Sports intends to enter into a public/private joint venture with Suffolk County on approximately 376 acres of land in the area west of Yaphank Avenue in the Town of Brookhaven, adjacent to the Grucci Fireworks plant, the Firematic training facility and the county prison farm. Top Gun Sports intends to build the facility in a multi-phased process by which major revenue can be generated by operating venues as they are completed. The family-friendly facility will provide reasonable, affordable sports, recreation and entertainment to all. The construction will be done with the utmost importance and respect given to preserving, sustaining and protecting the environment of the facility and neighboring communities. The Top Gun Sports project will fulfill the need Top Gun Sports believes exists for a major legal motorsport destination on Long Island.

         As a condition precedent to the Company closing the share exchange agreement with Top Gun Sports, Top Gun Sports must complete a private placement raising a minimum of $750,000 and a maximum of $1,500,000 through the sale of 2-year, 9% convertible notes. The fixed conversion price of the convertible notes is $0.50 per share of common stock. Top Gun Sports shall issue a warrant to purchase 1 share of stock at an exercise price of $1.50 per share for each $1.00 of convertible notes purchased.

         Accordingly, the Company believes "Top Gun Sports & Entertainment, Inc." is an appropriate name for the Company.


RECOMMENDATION OF THE BOARD OF DIRECTORS

         Our Board of Directors unanimously recommended a vote "FOR" the approval of an amendment to our Company's Articles of Incorporation to change the company name from Altrimega Health Corporation to Top Gun Sports & Entertainment, Inc.

                                  PROPOSAL 2 -

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                       TO APPROVE A 1-FOR-1000 STOCK SPLIT

         Our Company's Board of Directors proposed to approve a 1-for-1000 reverse stock split of the Company's outstanding shares of common stock, par value $0.001 per share, from 49,139,950 shares outstanding to 49,140 shares and have the authorized shares remain the same at 50,000,000 shares authorized.

         The  proposal  to  approve  the  reverse  split  would  make  available
49,950,860  additional  shares  of our  Company's  common  stock  for  issuance.
Currently, 49,139,950 shares of our Company's common stock are issued and outstanding of the 50,000,000 authorized shares of common stock. None of the current authorized and unissued shares of common stock are reserved for specific purposes, except the Company intends to issue 15,750,000 shares to the current shareholders of Top Gun Sports if the share exchange agreement is consummated and possibly use 5,000,000 shares for the satisfaction of the Company's accounts payable.

PURPOSE OF COMMON STOCK

         On December 17, 2004, the Company, Top Gun Sports, and the shareholders of Top Gun Sports entered into a Share Exchange Agreement relating to a share exchange transaction. Pursuant to the Share Exchange Agreement, the Company shall receive 100% of the outstanding common stock of Top Gun Sports, and the shareholders of Top Gun Sports shall receive 15,750,000 post reverse split shares of the Company's common stock. The closing of the transaction is contingent on the Company completing the 1-for- 1000 reverse stock-split that is subject of this Information Statement, and Top Gun Sports completing a private placement raising a minimum of $750,000 and a maximum of $1,500,000 through the sale of 2-year, 9% convertible notes. The fixed conversion price of the convertible notes is $0.50 per share of common stock. Top Gun Sports shall issue a warrant to purchase 1 share of stock at an exercise price of $1.50 per share for each $1.00 of convertible notes purchased.

         While Top Gun Sports has no operating history, it intends to build and operate a professional, state-of-the-art multi-venue motorsports and entertainment facilities. Top Gun Sports also intends to pursue acquisitions of motorsports and entertainment facilities and companies across the U.S. Top Gun Sports' first location is slated to be on county-owned land in Yaphank-Suffolk County, Long Island. Top Gun Sports intends to enter into a public/private joint venture with Suffolk County on approximately 376 acres of land in the area west of Yaphank Avenue in the Town of Brookhaven, adjacent to the Grucci Fireworks plant, the Firematic training facility and the county prison farm. Top Gun Sports intends to build the facility in a multi-phased process by which major revenue can be generated by operating venues as they are completed. The family-friendly facility will provide reasonable, affordable sports, recreation and entertainment to all. The construction will be done with the utmost importance and respect given to preserving, sustaining and protecting the environment of the facility and neighboring communities. The Top Gun Sports project will fulfill the need for a major legal motorsport destination on Long Island.

         The proposal to approve a reverse split to the Company's common stock that would reduce the issued and outstanding shares from 49,139,950 shares outstanding to 49,140 shares and leave the authorized at 50,000,000 shares.

         There are certain advantages and disadvantages of voting for an reverse split in the Company's outstanding common stock. The advantages include:

          o The ability of the Company to satisfy the obligations pursuant to the Share Exchange Agreement with Top Gun Sports.

          o The ability to raise capital by issuing capital stock under financing transactions, if any.

          o To have shares of common stock available to pursue business expansion opportunities, if any.

         The disadvantages include:

          o Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

         Other than as described in this Information Statement, the Company does not have any current plans to issue the remaining authorized shares of common stock for any acquisitions, financings or otherwise.

         The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the desires of the Company's Board of Directors, at that time. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.


RECOMMENDATION OF THE BOARD OF DIRECTORS

         Our Board of Directors unanimously recommended the approval of an 1-for-1000 reverse stock split that would keep the authorized shares at 50,000,000 and reduce the issued and outstanding shares from 49,139,950 shares outstanding to 49,140 shares.

                       PROPOSAL 3 - ELECTION OF DIRECTORS


DIRECTORS STANDING FOR ELECTION

         The Board of Directors of the Company consists of 3 seats. Each director holds office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.

         The Board of Directors has nominated Peter Scalise III, Neil A. Rosenberg and Dr. Robert J. Waylonis for election as directors. These directors shall take office upon the closing of the Top Gun Sports share exchange, and have not previously been involved with the Company in any manner. The nominees for directors have previously have consented to serve such term.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES

         Directors standing for election:

         PETER SCALISE III. Mr. Scalise has been developing the Top Gun business plan model as CEO of Northeast Motorsports Inc. for the past five years from October 1999-March 2004. He has also been the owner of a nutrition company and has been following and competing in the sport of motocross since the age of three. Mr. Scalise is thoroughly familiar with the sport and has been involved on the associate level for the Supercross Series. Mr. Scalise will also serve as Chairman of the Board of Directors and as President conditioned on the close of the Top Gun Sports share exchange agreement.

         NEIL A. ROSENBERG. Mr. Rosenberg has been the COO of ITTCO Sales Co Inc., in Ronkonkoma, LI, NY, a national wholesale distributor of specialty appearance auto parts and accessories in the U.S. founded in 1978, which he ran from 1978-2004. Mr. Rosenberg is an electrician by trade also has extensive experience in Cable TV, Construction industries. Mr. Rosenberg will also serve as Secretary, Treasurer and Chief Financial Officer of the Company conditioned on the close of the Top Gun Sports share exchange agreement.

         DR. ROBERT J. WAYLONIS. Mr. Waylonis has been retired for the past five years from a very successful OB-GYN practice in the Pittsburgh, PA area for over 40 years. He was one of the first LOTUS automobile dealers in the US with Lotus Cars Of Pittsburgh he later brought in the Datsun line of automobiles and changed the name to Waylonis Motors Of Pittsburgh. He has sponsored several SCCA race teams and is an avid NASCAR fan frequenting dozens of races across the US yearly.

CURRENT DIRECTORS AND OFFICERS

         Set forth below is information concerning the Company's current directors and officers. The individuals listed below will no longer be directors or officers with the Company after the consummation of the Top Gun Sports share exchange transaction.

GENERAL

         The following table sets forth certain information regarding the current directors and executive officers of the Company:

                              POSITION(S)
NAME                 AGE      WITH THE COMPANY                   DIRECTOR SINCE
---------------      ---      ------------------------------     --------------

John W. Gandy        50       President, C.E.O. and Director     September 2002
Ron Hendrix          59       Secretary and Director             December 2002
John Smith III       42       Director                           December 2002

         There are no family relationships among any of the directors or executive officers of the Company. None of the Company's directors or executive officers is a director of any company that files reports with the SEC. None of the Company's directors have been involved in any bankruptcy or criminal proceeding (excluding traffic an other minor offenses), nor has been enjoined from engaging in any business.

         Altrimega's directors hold office until their successors are elected. Altrimega's officers are appointed by the Board of Directors and serve at the pleasure of the Board and are subject to employment agreements, if any, approved and ratified by the Board.

         Altrimega does not currently have an audit committee, and the Board of Directors serves this function. Both John Gandy and Ron Hendrix qualify as audit committee financial experts, as defined by Regulation S-B Item 401. Neither Mr. Gandy, nor Mr. Hendrix are independent as that term is defined under the Exchange Act.

         The following information is furnished for each of the executive officers and directors of the Company:

         JOHN W. GANDY serves as our President and Chief Executive Officer and is the chairman of our board of directors starting in September 2002. Mr. Gandy graduated from Wofford College in 1976 and received a Masters of Business Administration degree from Wake Forest University. Mr. Gandy has worked on numerous real estate development projects in the Carolinas including resort golf course and ocean front developments. Mr. Gandy became a partner in the accounting firm of Hendrix & Gandy in September 2000. Prior to that, Mr. Gandy was a partner in the accounting firm of Rabon, Hendrix Gandy & Grimball, starting in 1999. During 1996 through 1999, Mr. Gandy consulted with various business entities. Mr. Gandy is a Certified Public Accountant with over twenty years experience and is currently also a partner in the firm Hendrix and Gandy.

         RON HENDRIX serves as our Chief Financial Officer and is a member of our board of directors since December 2002. Mr. Hendrix is a certified public accountant with over 25 years experience in real estate, accommodations and recreation accounting and consulting. He is a partner in the firm of Hendrix & Gandy located in Myrtle Beach, South Carolina, starting in September 2000. Prior to that Mr. Hendrix was a partner in the accounting firm of Rabon, Hendrix, Gandy & Grimball, starting in 1999. Prior to that, Mr. Hendrix was a partner in the accounting firm of Hendrix, King & Godbold for over ten years. Mr. Hendrix is a graduate of Coastal Carolina University.

         JOHN F. SMITH III serves on our board of directors. Mr. Smith is the sole owner of Strategic Marketing, an advertising and market positioning consultant firm in the Myrtle Beach area since prior to 1997. Strategic Marketing represents golf course operators, hotels, entertainment facilities and restaurants in the Carolinas. Mr. Smith is a graduate of Coastal Carolina University.

EXECUTIVE COMPENSATION

CASH COMPENSATION

         There was no cash compensation paid to any of our directors or executive officers during the fiscal years ended December 31, 2003, 2002, and 2001.

EMPLOYMENT AGREEMENTS

         Altrimega has an employment agreement with John Gandy, starting in 2003, which provides for an annual salary of $100,000 with a 5% increase each year to a maximum of $125,000, if the Company had a profit in the previous year. No amounts have been paid by the Company under this agreement. The Company has accrued $50,000 for payments due Mr. Gandy for the first two quarters of 2003. Mr. Gandy has agreed to no additional compensation from July 1, 2003 until such time as the Company can show the ability to pay for his services. This agreement will be terminated upon the closing of the Top Gun Sports share exchange agreement.

BONUSES AND DEFERRED COMPENSATION

         None.

COMPENSATION PURSUANT TO PLANS

         None.

PENSION TABLE

         None.

OTHER COMPENSATION

         None.


COMPENSATION OF DIRECTORS

         None.


TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENT

         We have no compensatory plans or arrangements, including payments to be received from us, with respect to any persons which would in any way result in payments to any person because of his resignation, retirement, or other termination of such person's employment by us, or any change in our control, or a change in the person's responsibilities following a changing in our control.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


TRANSACTIONS WITH MANAGEMENT AND OTHERS

         Except as indicated below, and for the periods indicated, there were no material transactions, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transactions, or series of similar transactions, to which we were or are a party, in which the amount involved exceeds $60,000, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest.

         In 2003, Altrimega has accounts payable totaling $69,500 to officers - directors, or their affiliate entitles for services rendered.

Accounts receivable - related party - As of September 30, 2004, the Company has made a non-interest bearing, due on demand loan to the minority interest holder of Sea Garden Funding, LLC, which as of September 30, 2004 totaled $59,560.

Accounts payable - related parties - As of September 30, 2004, officers-directors, and their controlled entities, have acquired 36% of the outstanding stock of the Company, after the conversion of the preferred shares to common shares, and have made non-interest bearing, due on demand loans to the Company totaling $263,688.

Executive employment agreement - During 2003 the Company entered into an employment agreement with an officer, which provides for an annual salary of $100,000 with a 5% increase each year to a maximum of $125,000, provided the Company has a profit in the previous year.

TRANSACTIONS WITH PROMOTERS

         There have no material transactions between us and our promoters or founders.

                           DESCRIPTION OF SECURITIES

DESCRIPTION OF CAPITAL STOCK

         The current authorized capital stock of our Company consists of 60,000,000 shares, consisting of 50,000,000 shares of common stock, par value $0.001 per share and 10,000,000 shares of preferred stock, par value $0.001 per share. As of January 12, 2005, we had 49,139,950 shares of our common stock outstanding. The following description is a summary of the capital stock of our Company and contains the material terms of our capital stock. Additional information can be found in our Articles of Incorporation and our Bylaws.

COMMON STOCK

         Each share of our common stock entitles the holder to one vote on each matter submitted to a vote of our shareholders, including the election of directors. There is no cumulative voting. The holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by our Board of Directors out of funds legally available therefor. Holders of our common stock have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions available to our common stock. In the event of liquidation, dissolution or winding up our Company, the holders of our common stock are entitled to share ratably in all assets remaining after payment of liabilities.

PREFERRED STOCK

         The Company has authorized and issued 1,000,000 shares of Class A Convertible Preferred Stock to the prior shareholders of Creative Holdings. The holders of the Preferred Stock cancelled the shares of Preferred Stock.

         The Company has 10,000,000 shares of authorized but unissued shares of "blank check" preferred stock.

         ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION, BYLAWS AND FLORIDA LAW

         AUTHORIZED BUT UNISSUED STOCK. Authorized but unissued shares of common stock and preferred stock would be available for future issuance without our shareholders' approval. These additional shares may be utilized for a variety of corporate purposes including, but not limited to, future public or direct offerings  to raise  additional  capital,  corporate  acquisitions  and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company's Board of Directors' desires. A takeover may be beneficial to shareholders because, among other reasons, a potential suitor may offer shareholders a premium for their shares of stock compared to the then-existing market price.

         The existence of authorized but unissued and unreserved shares of preferred stock may enable the Board of Directors to issue shares to persons friendly to current management, which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company's management.

DIVIDENDS

         The Company has not declared or paid cash dividends on its common stock since its inception and does not anticipate paying such dividends in the foreseeable future. The payment of dividends may be made at the discretion of the Board of Directors at that time and will depend upon, among other factors, on the Company's operations.

TRANSFER AGENT AND REGISTRAR

         Interwest Transfer Company Inc. is the transfer agent and registrar of our common stock. Its address is 1981 East Murray Holladay Road, Suite 100, P.O. Box 17136, Salt Lake City, Utah 84117.

ADDITIONAL INFORMATION

         In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive Information statement will include a manually signed copy of the accountant's report.


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

         INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED
         UPON

         No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company set forth in this information statement.


                          PROPOSALS BY SECURITY HOLDERS

         No security holder has requested the Company to included any proposals in this information statement.


          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

         Only one information statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the information statement by sending a written request to the Company at 4702 Oleander Drive, Suite 200, Myrtle Beach, South Carolina 29577; or by calling the Company at (843) 497-7028 and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ John W. Gandy
                                         ----------------------------
                                         John W. Gandy
                                         President and Director

Myrtle Beach, South Carolina
January 12, 2005



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